                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                       PEGASUS COMMUNICATIONS CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                     [LOGO]

                       PEGASUS COMMUNICATIONS CORPORATION
                  c/o PEGASUS COMMUNICATIONS MANAGEMENT COMPANY
                                    SUITE 200
                              255 CITY LINE AVENUE
                         BALA CYNWYD, PENNSYLVANIA 19004
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 --------------

TIME                  1:00 p.m. on Thursday, June 10, 1999
PLACE                 Boca Raton Resort & Club
                      501 East Camino Real
                      Boca Raton, Florida  33431-08025

ITEMS OF BUSINESS     1.  To elect nine directors to hold office as specified in the proxy statement.

                      2.  To approve an amendment to Pegasus' Stock Option Plan.

                      3. To approve an amendment to Pegasus' Restricted Stock Plan.

                      4. To increase the number of authorized shares of Pegasus' Class A Common Stock from 30,000,000 to 50,000,000. (The effectiveness of Proposal 4 is conditioned upon the adoption of Proposal 5.)

                      5. To clarify that any future increase or decrease in the number of authorized shares of Class A Common Stock may be approved without a separate class vote of the Class A Common Stock. (The effectiveness of Proposal 4 is conditioned upon the adoption of Proposal 5.)

                      6. To authorize a new class of Non-Voting Common Stock, par value $0.01 per share, consisting of 20,000,000 shares.

                      7. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for Pegasus for the current fiscal year.

                      8. To act upon any other matters properly coming before the meeting or any adjournment thereof.

RECORD DATE           The close of business on April 20, 1999 has been fixed as
                      the record date for the meeting. All stockholders of record at that time are entitled to notice of, and all such holders of Class A Common Stock and Class B Common
                      Stock are entitled to vote at, the meeting and any adjournment or postponement thereof.

ANNUAL REPORT         Pegasus' Annual Report on Form 10-K, including
ON FORM 10-K          consolidated financial statements for the year ended
                      December 31, 1998, on which no action will be requested at the annual meeting, is included herewith. It is not to be considered part of the proxy solicitation materials.

IMPORTANT             In order to avoid additional soliciting expense to
                      Pegasus, please MARK, SIGN, DATE and MAIL your proxy
                      PROMPTLY in the return envelope provided, even if you plan to attend the meeting. If you attend the meeting and wish to vote your shares in person, arrangements will be made for you to do so.


                                    By order of the Board of Directors,

                                    TED S. LODGE
                                    Secretary
May 13, 1999

                                     [LOGO]

                       PEGASUS COMMUNICATIONS CORPORATION
                  c/o PEGASUS COMMUNICATIONS MANAGEMENT COMPANY
                                    SUITE 200
                              255 CITY LINE AVENUE
                         BALA CYNWYD, PENNSYLVANIA 19004

                          ----------------------------

                                 PROXY STATEMENT
                          ----------------------------


                                  May 13, 1999


         This Proxy Statement, which is being sent to stockholders on or about May 18, 1999, is furnished in connection with the solicitation of proxies by the Board of Directors of Pegasus Communications Corporation ("Pegasus") for use at the forthcoming Annual Meeting of Stockholders to be held on Thursday, June 10, 1999 (the "Meeting"), and at any adjournment or postponement thereof.

         The close of business on April 20, 1999 has been fixed as the record date for the Meeting (the "Record Date"). All stockholders of record at that time are entitled to notice of, and all holders of record of Pegasus' Class A Common Stock ("Class A Common Stock") and Class B Common Stock ("Class B Common Stock" and together with the Class A Common Stock, the "Common Stock") are entitled to vote at the Meeting and any adjournment or postponement thereof. On the Record Date, there were outstanding 14,958,739 shares of Class A Common Stock and 4,581,900 shares of Class B Common Stock, which constituted the only outstanding securities of Pegasus entitled to vote.

                                TABLE OF CONTENTS

                                                                                                               Page

VOTING AND REVOCABILITY OF PROXIES...............................................................................1

PROPOSAL 1.  ELECTION OF DIRECTORS...............................................................................3

PROPOSAL 2.  AMENDMENT TO STOCK OPTION PLAN......................................................................6

PROPOSAL 3.  AMENDMENT TO RESTRICTED STOCK PLAN..................................................................9

PROPOSAL 4.  AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                  CLASS A COMMON STOCK FROM 30,000,000 TO 50,000,000 SHARES ....................................12

PROPOSAL 5.  AMENDMENT TO CERTIFICATE OF INCORPORATION TO ELIMINATE CLASS VOTING ON FUTURE INCREASES AND
                  DECREASES IN THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK..........................14

PROPOSAL 6.  AMENDMENT TO CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 20,000,000
                  SHARES OF NON-VOTING COMMON STOCK.............................................................15

PROPOSAL 7.  RATIFICATION OF APPOINTMENT OF AUDITORS............................................................18

PROPOSAL 8.  OTHER MATTERS......................................................................................19

ADDITIONAL INFORMATION..........................................................................................19

                  Compliance with Section 16(a) of the Exchange Act.............................................19

                  Executive Compensation........................................................................19

                  Compensation Committee Interlocks and Insider Participation...................................21

                  Compensation Committee Report on Executive Compensation.......................................22

                  Performance Graph.............................................................................25

                  Principal Stockholders........................................................................26

                  Certain Relationships and Related Transactions................................................29

                  Stockholder Proposals.........................................................................32

                  Miscellaneous.................................................................................32


Appendix A           Pegasus Communications 1996 Stock Option Plan.............................................A-1

Appendix B           Pegasus Communications Restricted Stock Plan..............................................B-1

Appendix C           Proposed Amendment to Certificate of Incorporation
                     to Increase Authorized Class A Common Stock...............................................C-1

Appendix D           Proposed Amendment to Certificate of Incorporation to Eliminate
                     Class Voting on Future Increases and Decreases in the Number
                     of Authorized Shares of Class A Common Stock..............................................D-1

Appendix E           Amended and Restated Certificate of Incorporation of
                     Pegasus Communications Corporation........................................................E-1

                       VOTING AND REVOCABILITY OF PROXIES

         On each matter voted upon at the Meeting and any adjournment or postponement thereof, holders of Class A Common Stock and Class B Common Stock will vote together as a single class. In addition, Proposals 4 and 5 will require the separate approval of a majority of the outstanding shares of Class A Common Stock voting separately as a class. Each record holder of Class A Common Stock will be entitled to one vote per share, and each record holder of Class B Common Stock will be entitled to ten votes per share.

         Directors are to be elected by a plurality of the votes of the shares whose holders are present, in person or by proxy, at the Meeting and entitled to vote. Cumulative voting in the election of directors is not permitted. Approval of Proposals 2, 3 and 7 requires the affirmative vote of a majority of the votes of the shares whose holders are present, in person or by proxy, at the Meeting and entitled to vote. The affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class, and a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, is required to approve Proposals 4 and
5. Proposal 6 requires the affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together and not as separate classes. If a proxy is marked as "Withhold Authority" or "Abstain" on any matter, or if specific instructions are given that no vote be cast on any specific matter (a "Specified Non-Vote"), the shares represented by such proxy will not be voted on such matter. Abstentions will be included within the number of shares present at the Meeting and entitled to vote for purposes of determining whether such matter has been authorized, but nominee and other Specified Non-Votes will not be so included.

         The effectiveness of Proposal 4 is conditioned upon adoption of Proposal 5. Accordingly, the failure of stockholders to approve Proposal 5 will result in the ineffectiveness of Proposal 4, even if Proposal 4 receives the requisite approval. None of the other proposals is conditioned upon the approval of any other proposal.

         Shares may be voted at the Meeting in person or by proxy. All valid proxies received prior to the Meeting will be voted. Unless marked to the contrary, such proxies will be voted "FOR" the election of all nominees for director named herein, "FOR" the approval of the amendment to Pegasus' Stock Option Plan, "FOR" the approval of the amendment to Pegasus' Restricted Stock Plan, "FOR" the amendment increasing the authorized number of shares of Class A Common Stock, "FOR" the amendment to eliminate class voting on future increases or decreases in the number of authorized shares of Class A Common Stock, "FOR" the amendment authorizing a new class of Non-Voting Common Stock, and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as Pegasus' independent accountants for 1999. If any other business is brought before the Meeting, the proxies will be voted, to the extent permitted by the rules and regulations of the Securities and Exchange Commission (the "Commission"), in accordance with the judgment of the persons voting the proxies. A stockholder who has given a proxy may revoke it at any time prior to such proxy being voted at the Meeting by filing with the Secretary of Pegasus an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and giving notice of such revocation. Attendance at the Meeting does not by itself constitute revocation of a proxy.

         In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of Pegasus, without additional compensation, by personal interview, telephone, telegram, or otherwise. Corporate Investor Communication, Inc. has been engaged to provide mailing and other proxy solicitation services in return for fees of approximately $5,000. Arrangements also may be made with brokerage houses and other custodians, nominees and for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and Pegasus may reimburse them for their reasonable out-of-pocket and clerical expenses.

         As a result of the voting agreement discussed below, Marshall W. Pagon, Pegasus' President and Chief Executive Officer and Chairman of the Board, and the other parties to the agreement have sufficient voting power without the need for a vote of any other Stockholder to elect the entire Board of Directors. In addition, Mr. Pagon controls the vote of the Class B Common Stock and, because the Class B Common Stock has 10 votes per share, controls a majority of the voting power of the Class A Common Stock and Class B Common Stock when holders of Class A Common Stock and Class B Common Stock vote together as a single class. Mr. Pagon has informed Pegasus that he intends to vote his shares of Class A Common Stock and Class B Common Stock in favor of Proposals 2, 3, 6 and 7, meaning these Proposals will be approved regardless of the votes of Pegasus' other stockholders.

                        PROPOSAL 1. ELECTION OF DIRECTORS

         Nine persons have been nominated by the Board of Directors for election as directors whose terms will expire at the 2000 Annual Meeting of Stockholders, or when their successors are duly elected and qualified. The nominees are Marshall W. Pagon, Robert N. Verdecchio, Michael C. Brooks, Harry F. Hopper, III, James J. McEntee, III, Mary C. Metzger, William P. Phoenix, Riordon B. Smith, and Donald W. Weber, all of whom are currently directors of Pegasus.

         Pursuant to the voting agreement entered into in connection with the merger of Digital Television Services, Inc. ("DTS") with a subsidiary of Pegasus (the "DTS Merger"), Mr. Pagon, certain affiliates of Mr. Pagon who hold all of the Class B Common Stock, and certain former stockholders of DTS (with respect to shares of Class A Common Stock received by them in the DTS Merger) agreed during the term of the voting agreement for a Board of Directors consisting of at least nine members, subject to reduction in certain circumstances, with at least three independent directors, three directors to be designated by Mr. Pagon and one director to be designated by each of Chisholm Partners III, L.P. ("Chisholm"), Columbia Capital Corporation ("Columbia") and Whitney Equity Partners, L.P. ("Whitney"). Mr. Pagon has elected, at this time, not to exercise his right to have a third designee of his serve on the Board of Directors. Under the terms of the voting agreement, the parties to the voting agreement are obligated to vote for the election of each of the nine nominated directors. For more information about the voting agreement, see "ADDITIONAL INFORMATION -- Certain Relationships and Related Transactions -- Voting Agreement." As of the Record Date, the shares covered by the voting agreement represent 47,626,449 of the votes or approximately 78.3% of the voting power entitled to vote at the Meeting. As a consequence, the parties to the voting agreement have sufficient power to vote for the election of all of the nominees nominated by the Board of Directors without the vote of any other stockholders.

         If any nominee should be unable to serve as a director, an event not now anticipated, it is intended that the shares represented by proxies will be voted for the election of such substitute as the Board of Directors may nominate. Set forth below is certain information with respect to the persons nominated as directors of Pegasus.

         Marshall W. Pagon has served as President, Chief Executive Officer and Chairman of the Board of Pegasus since its incorporation and served as Treasurer of Pegasus from its incorporation to June 1997. From 1991 to October 1994, when the assets of various affiliates of Pegasus, principally limited partnerships that owned and operated Pegasus' television and cable operations, were transferred to subsidiaries of Pegasus Media & Communications, Inc. ("PM&C," a subsidiary of Pegasus), entities controlled by Mr. Pagon served as the general partner of these partnerships and conducted the business of Pegasus. Mr. Pagon's background includes over 18 years of experience in the media and communications industry. Mr. Pagon is one of his own designees to the Board of Directors pursuant to the voting agreement. Mr. Pagon is 43 years old.

         Robert N. Verdecchio has served as Pegasus' Senior Vice President, Chief Financial Officer and Assistant Secretary since its inception and as Treasurer since June 1997. He has also served similar functions for PM&C's affiliates and predecessors in interest since 1990. Mr. Verdecchio has been a director of Pegasus since December 18, 1997. Mr. Verdecchio is a certified public accountant and has over 13 years of experience in the media and communications industry. Mr. Verdecchio is serving as a director of Pegasus as one of Mr. Pagon's designees to the Board of Directors. Mr. Verdecchio is 42 years old.

         Michael C. Brooks has been a director of Pegasus since April 27, 1998. From February 1997 until April 27, 1998, Mr. Brooks had been a director of DTS. He has been a general partner of J.H. Whitney & Co., a venture capital firm, since January 1985. Mr. Brooks is also a director of Media Metrix, an internet audience measurement company, SunGard Data Systems Inc., a computer services company, USinternetworking, Inc., a web-based applications hosting company, and several private companies. Mr. Brooks is serving as a director of Pegasus as Whitney's designee to the Board of Directors. Mr. Brooks is 54 years old.

         Harry F. Hopper, III has been a director of Pegasus since April 27, 1998. From June 1996 until April 27, 1998, Mr. Hopper had been a director of DTS, or a manager of its predecessor limited liability company. Mr. Hopper is a Managing Director of Columbia, which he joined in January 1994. Mr. Hopper is serving as a director of Pegasus as Columbia's designee to the Board of Directors. Mr. Hopper is 45 years old.

         James J. McEntee, III has been a director of Pegasus since October 8, 1996. Mr. McEntee has been a member of the law firm of Lamb, Windle & McErlane, P.C. for the past six years and a principal of that law firm for the past five years. Mr. McEntee is one of the directors designated as an independent director under the voting agreement. Mr. McEntee is 41 years old.

         Mary C. Metzger has been a director of Pegasus since November 14, 1996. Ms. Metzger has been Chairman of Personalized Media Communications L.L.C. and its predecessor company, Personalized Media Communications Corp., since February 1989. Ms. Metzger has also been Managing Director of Video Technologies International, Inc. since June 1986. Ms. Metzger is one of the directors designated as an independent director under the voting agreement. Ms. Metzger is 53 years old.

         William P. Phoenix has been a director of Pegasus since June 17, 1998. He is a Managing Director of CIBC Oppenheimer Corp. and co-head of its Credit Capital Markets Group. Mr. Phoenix is also a member of CIBC Oppenheimer Corp.'s credit investment and risk committees. Prior to joining CIBC Oppenheimer Corp. in 1995, Mr. Phoenix had been a Managing Director of Canadian Imperial Bank of Commerce with management responsibilities for the bank's acquisition finance, mezzanine finance and loan workout and restructuring businesses. Mr. Phoenix joined Canadian Imperial Bank of Commerce in 1982. Mr. Phoenix is one of the directors designated as an independent director under the voting agreement. Mr. Phoenix is 42 years old.

         Riordon B. Smith has been a director of Pegasus since April 27, 1998. From February 1997 until April 27, 1998, Mr. Smith had been a director of DTS, or a manager of its predecessor limited liability company. Mr. Smith is a Senior Vice President of Fleet Private Equity Co., Inc. which he joined in 1990. Fleet Private Equity Co., Inc. is a private equity fund with an investment focus in media and information, telecommunications services, healthcare services, industrial manufacturing, business services and consumer products and services. Mr. Smith is serving as a director of Pegasus as Chisholm's designee to the Board of Directors. Mr. Smith is 38 years old.

         Donald W. Weber has been a director of Pegasus since its incorporation. Until its acquisition by Pegasus in November 1997, Mr. Weber had been the President and Chief Executive Officer of ViewStar Entertainment Services, Inc., a National Rural Telecommunications Cooperative associate which distributed DIRECTV(R) services in North Georgia, from August 1993 to November 1997. Mr. Weber is currently a member of the boards of directors of Powertel, Inc. and Healthdyne Information Enterprises, Inc., which are publicly traded companies. Mr. Weber is one of the directors designated as an independent director under the voting agreement. Mr. Weber is 62 years old.

Information Concerning Meetings and Certain Committees

         The Board of Directors held ten meetings during 1998. Pegasus has a standing Audit Committee, a standing Compensation Committee and a standing Nominating Committee of its Board of Directors.

         The Audit Committee reviews (i) the scope of Pegasus' audit, (ii) the corporate accounting practices and policies with Pegasus' independent accountants and recommends to whom reports should be submitted within Pegasus,
(iii) the final report of Pegasus' independent accountants, and (iv) overall accounting and financial controls with internal and independent accountants. The Audit Committee is also available to the independent accountants during the year for consultation purposes. Ms. Metzger, Mr. Smith and Mr. Weber are members of the Audit Committee. During 1998, the Audit Committee met once.

         The Compensation Committee establishes the salaries of executive officers and makes recommendations to the Board of Directors regarding the adoption, extension, amendment and termination of compensation plans in which officers or directors may participate. Messrs. Hopper, McEntee and Weber are members of the Compensation Committee. The Compensation Committee met twice during 1998.

         The Nominating Committee nominates all persons (other than the designees of Mr. Pagon, Chisholm, Columbia and Whitney pursuant to the voting agreement) to serve as directors of Pegasus. The Nominating Committee will not consider nominees recommended by Pegasus' stockholders. Messrs. Brooks and Pagon and Ms. Metzger are members of the Nominating Committee. The Nominating Committee, which was formed in December 1997, did not meet during 1998.

         During 1998, all incumbent directors attended in person or by conference telephone at least 75% of the total number of meetings of the Board of Directors and committees of the Board on which they served during their incumbency.

Compensation of Directors

         Under Pegasus' by-laws, each director is entitled to receive such compensation, if any, as may from time to time be fixed by the Board of Directors. Pegasus currently pays its directors who are not employees or officers of Pegasus an annual retainer of $10,000 plus $750 for each Board meeting attended in person, $375 for each meeting of a committee of the Board and $375 for each Board meeting held by telephone. Pegasus also reimburses each director for all reasonable expenses incurred in traveling to and from the place of each meeting of the Board or committee of the Board.

         On February 17, 1998, James J. McEntee, III, Mary C. Metzger, and Donald W. Weber, who were then all of Pegasus' non-employee directors, each received options to purchase 5,000 shares of Class A Common Stock under Pegasus' Stock Option Plan. Each option vests in annual installments of 2,500 shares, was issued at an exercise price of $21.375 per share, the closing price of the Class A Common Stock at the time of the grant, and is exercisable until the tenth anniversary from the date of grant.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                   PROPOSAL 2. AMENDMENT TO STOCK OPTION PLAN

         The Stock Option Plan, which was adopted in September 1996, provides for the grant of options on Class A Common Stock to certain eligible employees and directors. The Stock Option Plan is intended to further the growth and success of Pegasus by providing an incentive to eligible employees and directors which increases their direct involvement in the future success of Pegasus.

         The Board of Directors is proposing that the Stock Option Plan be amended to expand the group of employees who are eligible to receive options, and to increase the number of shares of Class A Common Stock available under the Plan from 970,000 to 1,300,000. Under the proposed amendment all employees of Pegasus will be eligible to receive options under the Stock Option Plan. The amendment was authorized by the Board of Directors on December 18, 1998 (to expand the eligible employees), and April 23, 1999 (to increase the number of available shares). However, any incentive options granted to an employee who is not an executive officer is subject to stockholder approval of the amendment. Also, the increase in the number of available shares is subject to stockholder approval. The Board of Directors believes that expanding the group of employees eligible to receive options and increasing the number of available shares will further assist Pegasus in attracting capable employees and motivating them, through stock ownership, to promote the best interests of Pegasus and its stockholders.

         The affirmative vote of holders of outstanding shares of Common Stock with a majority of the votes present, in person or by proxy, at the Meeting and entitled to vote is required to approve those amendments to the Stock Option Plan that require stockholder approval.

         The amendment made other changes to the Stock Option Plan for which stockholder approval is not required and is not being sought. For example, the amendment provides for a one-time grant of an option to purchase 100 shares of Class A Common Stock to each current and future full-time employee who is not an executive officer. All such 100-share options which have been granted to date are nonqualified stock options not subject to stockholder approval.

         The Stock Option Plan, as amended and restated effective April 23, 1999, is attached as Appendix A to this Proxy Statement. The following description of the Stock Option Plan, as amended, is intended merely as a summary of its principal features and is qualified in its entirety by reference to the provisions of the Stock Option Plan.

Stock Option Plan

         Employees of Pegasus are eligible to receive incentive stock options (as described in Section 422 of the Internal Revenue Code) and nonqualified stock options under the Stock Option Plan. Incentive stock options offer employees certain tax advantages (discussed below) which are not available under nonqualified stock options. Employees are eligible to receive discretionary option grants (determined at the discretion of a committee) and 100-share formula options under the Stock Option Plan. Non-employee directors are eligible to receive discretionary nonqualified stock options under the Stock Option Plan. There are currently seven non-employee directors and approximately 1,008 employees eligible to receive options under the Stock Option Plan.

         Class A Common Stock Available. Options may be granted under the Stock Option Plan to purchase up to 1,300,000 shares of Class A Common Stock. However, no employee may be granted options covering more than 550,000 shares of Class A Common Stock under the Stock Option Plan. Both of these limits are subject to adjustment for certain changes in Pegasus' structure or capitalization

(such as stock splits, combinations, etc.). As of May 12, 1999, the closing sale price of the Class A Common Stock on the Nasdaq National Market was $ 47.25.

         Administration. The Stock Option Plan is administered by a committee ("Committee") of at least two directors of Pegasus, if the grantee is an executive officer or a non-employee director. For an employee who is not an executive officer, the Committee consists of members of management who are appointed by the Board of Pegasus. Employees and non-employee directors selected by the Committee are eligible to receive discretionary options based on an employee's or non-employee director's contribution to the achievement of Pegasus' objectives and other relevant matters.

         Terms and Conditions of Discretionary Options. When an option is granted at the discretion of the Committee, the Committee determines the terms of the option, including the number of shares of Class A Common Stock subject to the option, the exercise price, vesting schedule and term. However, the option term may not exceed ten years, and the per share exercise price may not be less than the fair market value of a share of Class A Common Stock on the date the option is granted. Options automatically become exercisable upon a Change of Control (as defined in the Stock Option Plan).

         The Committee may also provide that the term of a discretionary option will be shorter than it otherwise would have been if an optionee terminates employment or Board membership (for any reason, including death or disability). However, an incentive stock option will expire no later than (i) three months after termination of employment for a reason other than death or disability, or
(ii) one year after termination of employment on account of disability. Also, no discretionary option may be exercised more than three years after an optionee's death.

         The exercise price and tax withholding obligations on exercise may be paid in various methods, including a cash payment and/or surrendering previously acquired shares of Class A Common Stock.

         Terms and Conditions of Formula Options. Each full-time employee who is not an executive officer automatically receives an option to purchase 100 shares of Class A Common Stock on the later of December 18, 1998, or the date he or she first becomes a full-time employee. Each 100-share option granted prior to stockholder approval of the amendment is a nonqualified stock option, and each 100-share option granted after stockholder approval of the amendment generally will be an incentive stock option.

         Each 100-share option has a per share exercise price of 100% of the fair market value of a share of Class A Common Stock on the date of grant (110% in the case of an incentive stock option granted to a more-than-10% stockholder), and a term of ten years from the date of grant (five years in the case of an incentive stock option granted to a more-than-10% stockholder). However, each 100-share option will terminate no later than one year after the optionee's termination of employment on account of death or disability, or three months after the optionee's termination of employment for a reason other than death or disability.

         Effective April 23, 1999, each 100-share option, if not already vested, becomes fully vested on the earlier of the date the optionee completes one year of service, or the first anniversary of the date the option is granted. A 100-share option will also become fully vested upon a Change of Control (as defined in the Stock Option Plan), or upon the optionee's death or disability while employed by Pegasus.

         The exercise price and tax withholding obligations may be paid in various methods, including a cash payment and/or surrendering previously acquired shares of Class A Common Stock.

         Duration and Amendment of Stock Option Plan. The Stock Option Plan will terminate in September 2006 (ten years after it was adopted by the Board of Directors). The Board of Directors may amend, suspend or terminate the Stock Option Plan, and the Committee may amend any outstanding options, at any time. Nevertheless, certain amendments listed in the Stock Option Plan require stockholder approval. Examples of amendments which require stockholder approval include an amendment increasing the number of shares which may be subject to options, an amendment increasing the limit on shares subject to options granted to employees and an amendment changing the class of employees eligible to receive incentive stock options. Further, an optionee must approve any suspension, discontinuance or amendment, if such action would materially impair the rights of the optionee under any option previously granted to him or her.

         Transferability. Options granted under the Stock Option Plan generally are not transferable, except by will or under the laws of descent and distribution. However, the Committee has the authority to permit an optionee to transfer his or her discretionary nonqualified stock option (for no consideration) to his or her immediate family members or a trust or partnership for the benefit of immediate family members.

         Federal Income Tax Treatment of Options. Pegasus has been advised that the federal income tax consequences of granting and exercising stock options under the Stock Option Plan are as follows (based on April 1, 1999 federal tax laws and regulations). If the requirements of Section 422 of the Internal Revenue Code are met, an optionee recognizes no income upon the grant or exercise of an incentive stock option (unless the alternative minimum tax rules apply), and Pegasus is not entitled to a deduction. An optionee recognizes no income at the time a nonqualified stock option is granted. Upon exercise of the nonqualified stock option, the optionee recognizes ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of Class A Common Stock over the exercise price. Subject to
Section 162(m) of the Internal Revenue Code, Pegasus will be entitled to a tax deduction in the amount and at the time that an optionee recognizes ordinary income with respect to a nonqualified stock option.


         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN.

                 PROPOSAL 3. AMENDMENT TO RESTRICTED STOCK PLAN

         The Restricted Stock Plan, which was adopted in September 1996, provides for the grant of restricted stock awards to eligible employees. The Restricted Stock Plan was adopted to further the growth and success of Pegasus by providing an incentive to eligible employees which increases their direct involvement in the future success of Pegasus and which generally rewards these employees in proportion to increases in Location Cash Flow, as defined in the Restricted Stock Plan.

         The Board of Directors is proposing that the Restricted Stock Plan be amended to permit a grantee to elect to receive all or any part of a discretionary restricted stock award or a profit sharing award in the form of an option in lieu of restricted stock. The amendment was authorized by the Board of Directors on December 18, 1998. However, any incentive stock option granted in lieu of restricted stock, and any option granted to an executive officer in lieu of restricted stock, is subject stockholder approval of the amendment.

         The affirmative vote of holders of outstanding shares of Common Stock with a majority of the votes present, in person or by proxy, at the Meeting and entitled to vote is required to approve those amendments to the Restricted Stock Plan that require stockholder approval.

         The amendment made other changes to the Restricted Stock Plan for which stockholder approval is not required and is not being sought. For example, the amendment permits an employee who is not an executive officer to elect to receive a discretionary restricted stock award or a profit sharing award in the form of a nonqualified stock option in lieu of restricted stock.

         The Restricted Stock Plan, as amended and restated generally effective December 18, 1998, is attached as Appendix B to this Proxy Statement. The following description of the Restricted Stock Plan, as amended, is intended merely as a summary of its principal features and is qualified in its entirety by reference to the provisions of the Restricted Stock Plan.

Restricted Stock Plan

          The Restricted Stock Plan provides for four types of restricted stock awards that are made in the form of Class A Common Stock: (1) profit sharing awards to general managers, department managers and corporate managers (other than executive officers); (2) special recognition awards for consistency (team award), initiative (a team or individual award), problem solving (a team or individual award) and individual excellence; (3) excess awards that are made to the extent that an employee does not receive a matching contribution under Pegasus' U.S. 401(k) Plan or Puerto Rico 401(k) Plan because of restrictions of the United States Internal Revenue Code or the Puerto Rico Internal Revenue Code, respectively; and (4) discretionary restricted stock awards which are awarded at the discretion of a committee.

         An employee may elect to receive all or any portion of a profit sharing award or discretionary award made after December 31, 1998 in the form of an option in lieu of restricted stock. The number of shares of Class A Common Stock subject to such an option is based on the number of shares that would have been payable in the form of restricted stock. An executive officer may elect to receive a discretionary award made on or after April 23, 1999 in the form of restricted stock, an option, cash or any combination of the foregoing. However, the cash component of a discretionary award may not exceed 33-1/3% of the executive officer's base salary for the year in which the award is made, and is paid as soon as practicable after the award is made.

         Awards under the Restricted Stock Plan (other than excess and discretionary awards) are in proportion to annual increases in Location Cash Flow. For this purpose Location Cash Flow is automatically adjusted for acquisitions such that, for the purpose of calculating the annual increase in Location Cash Flow, the Location Cash Flow of the acquired properties is included as if it had been a part of Pegasus' financial results for the comparable period of the prior year.

         Pegasus believes that the Restricted Stock Plan results in greater increases in stockholder value than results from a conventional stock option program because it creates a clear cause and effect relationship between initiatives taken to increase Location Cash Flow and the amount of incentive compensation that results therefrom.

         The table below lists the specific maximum components of the Restricted Stock Plan (other than excess and discretionary awards) in terms of a $1 increase in annual Location Cash Flow.

         Component                                                                                  Amount
         ---------                                                                                  ------
         Restricted Stock grants to general managers based on the increase in
           annual Location Cash Flow of individual business units.........................            6(cents)

         Restricted Stock grants to department managers based on the increase in
           annual Location Cash Flow of individual business units.........................            6

         Restricted Stock grants to corporate managers (other than executive officers) based on company-wide increase in annual Location
           Cash Flow......................................................................            3

         Restricted Stock grants to employees selected for special recognition............            5
                                                                                                    ---

                   Total..................................................................           20(cents)

         As of April 23, 1999, Pegasus had eight general managers, 37 department managers and nine corporate managers. A total of approximately 1,008 employees are currently eligible to receive awards under the Restricted Stock Plan.

         Administration. The Restricted Stock Plan is administered by committees that are authorized by the Board of Directors. With respect to awards made to executive officers, the Restricted Stock Plan is administered by a committee of not fewer than two directors of Pegasus. With respect to awards made to employees who are not executive officers, the Restricted Stock Plan is administered by a management committee.

         Class A Common Stock Available. Under the Restricted Stock Plan, 350,000 shares of Class A Common Stock are available for the granting of awards (including options granted in lieu of restricted stock). This limit is subject to adjustment for certain changes in Pegasus' structure or capitalization (such as stock splits, combinations, etc.). As of May 12, 1999, the closing sale price of the Class A Common Stock on the Nasdaq National Market was $ 47.25.

         Vesting of Awards Paid in the Form of Restricted Stock. Special recognition awards are fully vested on the date of grant. Restricted stock awards other than special recognition awards vest on the following schedule: 34% after two years of service with Pegasus (including years before the Restricted Stock Plan was established), 67% after three years of service and 100% after four years of service.

However, the committee has the authority to accelerate the vesting of any award when granted, and at any time thereafter. A grantee also becomes fully vested in his outstanding restricted stock award(s) upon death or disability. If a grantee's employment is terminated for a reason other than death or disability before completing four years of service, his unvested restricted stock awards will be forfeited. Restricted stock is held by Pegasus prior to becoming vested. The grantee will, however, be entitled to vote the restricted stock and receive any dividends of record prior to vesting.

         Terms and Conditions of Options Granted In Lieu of Restricted Stock. Any option granted in lieu of restricted stock generally will be a nonqualified stock option if granted prior to stockholder approval of the amendment, and an incentive stock option, if granted after stockholder approval of the amendment. The number of shares covered by an option granted in lieu of restricted stock will be determined by multiplying the number of shares which would have been subject to the restricted stock award (had no election to receive other than stock been made) by the percentage of the award to be paid in the form of an option and a conversion factor determined under a valuation formula established by the committee, or its delegate. However, no employee may be granted options under the Restricted Stock Plan covering more than 50,000 shares of Class A Common Stock in any calendar year (subject to adjustment for certain changes in Pegasus' structure or capitalization).

         All options granted under the Restricted Stock Plan have a per share exercise price of 100% of the fair market value of a share of Class A Common Stock on the date of grant (110% in the case of an incentive stock option granted to a more-than-10% stockholder). Options granted under the Restricted Stock Plan have a term of up to 10 years from the date of grant (up to five years in the case of an incentive stock option granted to a more-than-10% stockholder). However, an option granted under the Restricted Stock Plan will terminate no later than one year after the optionee's termination of employment on account of death or disability, or three months after the optionee's termination of employment for a reason other than death or disability. Each option granted under the Restricted Stock Plan vests on the same schedule as the restricted stock award to which the option relates, which may be accelerated by the committee at the time of grant and at any time thereafter. The exercise price and tax withholding obligations may be paid in various methods, including surrendering previously acquired shares of Class A Common Stock.

         Duration and Amendment of Restricted Stock Plan. The Restricted Stock Plan will terminate in September 2006. The Board of Directors may amend, suspend or terminate the Restricted Stock Plan, and the Restricted Stock Plan administrator may amend any outstanding restricted stock awards, at any time. Nevertheless, certain amendments listed in the Restricted Stock Plan require stockholder approval. Examples of amendments which require stockholder approval include an increase in the number of shares authorized under the Restricted Stock Plan, and a change in the class of employees eligible to receive incentive stock options under the Restricted Stock Plan. A grantee must approve any suspension, discontinuance or amendment, if such action would materially impair the rights of the grantee under any restricted stock award or stock option previously granted to him.

         Federal Income Tax Treatment of Options. Please refer to the federal tax consequences described in Proposal 2, above.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL OF THE AMENDMENT TO THE RESTRICTED STOCK PLAN.

PROPOSAL 4. AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK FROM 30,000,000 TO 50,000,000 SHARES

         On April 23, 1999, the Board of Directors adopted, subject to stockholder approval, an amendment to Article Fourth of Pegasus' Certificate of Incorporation, as amended, increasing the number of authorized shares of Class A Common Stock, par value $0.01 per share, from 30,000,000 to 50,000,000 shares.

         The amendment, which stockholders will be asked to approve at the Meeting, makes no change in the authorized number of shares of Class B Common Stock (15,000,000) or Preferred Stock (5,000,000). The text of the proposed amendment is attached as Appendix C to this Proxy Statement. The effectiveness of Proposal 4 is conditioned upon the adoption of Proposal 5. If Proposal 5 is not adopted, the approval of Proposal 4 will be ineffective even if Proposal 4 receives the requisite approval.

         The affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class, and a majority of the outstanding shares of Class A Common Stock and Class B Common Stock voting together as a single class, is required to approve the amendment to the Certificate of Incorporation.

         As of April 20, 1999, 14,958,729 shares of Class A Common Stock were outstanding. Of the approximately 15,000,000 shares available for issuance, over 6,000,000 shares have been reserved for issuance, including shares to be issued in connection with Pegasus' employee benefit plans, upon conversion of the outstanding shares of Class B Common Stock and upon exercise of outstanding warrants and options issued in acquisitions.

         The Board of Directors believes that the proposed additional 20,000,000 shares of authorized Class A Common Stock will provide Pegasus with needed flexibility to issue Class A Common Stock for proper corporate purposes which may be identified in the future, such as to raise equity capital or issue convertible debt, to make acquisitions through the issuance of Class A Common Stock, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans and to effect a stock split or stock dividend of Class A Common Stock. Although Pegasus continually evaluates alternatives for raising capital and acquisition opportunities and conducts preliminary discussions, Pegasus has no present agreements, arrangements or commitments with respect to any financing or acquisition that are dependent on increasing the currently authorized number of shares of Class A Common Stock. The authorization of the additional shares will enable Pegasus to continue to consider such alternatives and opportunities and to act promptly if appropriate circumstances arise which require the issuance of such shares.

         The authorization of additional shares of Class A Common Stock of Pegasus will not, by itself, have any effect on the rights of holders of existing stock. Depending on the circumstances, any issuance of additional shares of Class A Common Stock could affect the existing holders of shares of Class A Common Stock by diluting the per share earnings, book value per share and the voting power of the outstanding shares of Class A Common Stock. Under Pegasus' Certificate of Incorporation, Pegasus' stockholders do not have preemptive rights to acquire capital stock which may be issued by Pegasus.

         Although Pegasus' Certificate of Incorporation and By-laws do not have specific provisions designed to discourage certain transactions involving a change in control of Pegasus, its capital structure could prevent a change of control of Pegasus. Under Pegasus' current capital structure, Mr. Pagon beneficially owns all of the Class B Common Stock. The Class B Common Stock is entitled to 10 votes per share. Therefore, Mr. Pagon controls the majority of Pegasus' voting power and has the ability to prevent any reasonably foreseeable attempt to acquire Pegasus through a merger, consolidation, sale of assets or successful tender offer. Although the effect of future issuances of Class A Common Stock will be to dilute Mr. Pagon's voting power, he will still have majority voting power even if substantially all of the additional shares of Class A Common Stock are issued.

         Although the Board of Directors is not proposing the authorization of the additional shares of Class A Common Stock as an "anti-takeover" device, it is possible that such additional shares could be used to discourage or impede a tender offer or other attempt to gain control of Pegasus. For example, in the event of a hostile attempt to take over control of Pegasus, it may be possible for Pegasus to impede the attempt by issuing shares of the Class A Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of Pegasus. Alternatively, the stock could be privately placed with purchasers who would support the Board in opposing a hostile takeover attempt. Such devices could deter certain types of transactions that might be proposed, whether or not such transactions were favored by the majority of the stockholders, and could enhance the ability of Pegasus' officers and directors to retain their positions.

         If the 20,000,000 additional shares of Class A Common Stock are authorized, no further action or authorization by Pegasus's stockholders will be necessary prior to the issuance of such shares of Class A Common Stock, except as might be required for a particular transaction by applicable law or by agreements with or policies of any exchange or market on which Pegasus' securities are listed or traded. The Board of Directors has no present plans with respect to the issuance of any of the additional shares of Class A Common Stock proposed to be authorized.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK FROM 30,000,000 TO 50,000,000 SHARES.

PROPOSAL 5. AMENDMENT TO CERTIFICATE OF INCORPORATION TO ELIMINATE CLASS VOTING ON FUTURE INCREASES AND DECREASES IN THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK

         On April 23, 1999, the Board of Directors adopted, subject to stockholder approval, an amendment to Article Fourth of Pegasus' Certificate of Incorporation, as amended, clarifying that future increases or decreases in the authorized number of shares of Class A Common Stock can be approved by a majority of the votes of the Class A Common Stock and the Class B Common Stock, voting together as a single class. The text of the proposed amendment is attached as Appendix D to this Proxy Statement.

         The affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock, voting as a single class, and a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, is required to approve the amendment to the Certificate of Incorporation. The effectiveness of Proposal 4 above is conditioned upon the adoption of Proposal 5. If Proposal 5 is not adopted, the approval of Proposal 4 will not be effective even if Proposal 4 receives the requisite approval.

         The Delaware General Corporation law provides that the holders of Class A Common Stock are entitled to vote as a separate class on any proposal to increase or decrease the number of authorized shares of Class A Common Stock unless Pegasus' Certificate of Incorporation provides otherwise. Pegasus' Certificate of Incorporation provides in general terms that the holders of the Class A Common Stock and Class B Common Stock will vote together as a single class on all matters, including any amendment to the Certificate of Incorporation, unless otherwise required by law.

         Pegasus has been advised by counsel that under these provisions it is more likely than not that the number of authorized shares of Class A Common Stock may be increased by a vote of the holders of the Class A Common Stock and the Class B Common Stock, voting together as a single class, but that this conclusion is not free from doubt. Pegasus believes that the general provision of its Certificate of Incorporation on the absence of class voting rights was intended to deny class voting rights to the fullest extent permitted by law. Accordingly, the proposed amendment would make clear that any future amendment to the Certificate of Incorporation increasing or decreasing the number of shares of Class A Common Stock can be approved by a majority of the votes represented by the Class A Common Stock and the Class B Common Stock, voting as a single class. The effect of this is that Mr. Pagon would control the outcome of any such future vote as long as his holdings of Class B Common Stock constitute a majority of the votes. Please refer to the description of Proposal 4 for a discussion of the other aspects of Pegasus' Certificate of Incorporation which could reduce the possibility of a change of control.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE CLASS VOTING ON FUTURE INCREASES AND DECREASES IN THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK.

PROPOSAL 6. AMENDMENT TO CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 20,000,000 SHARES OF NON-VOTING COMMON STOCK

         On April 23, 1999, the Board of Directors adopted, subject to stockholder approval, an amendment to Pegasus' Certificate of Incorporation, as amended, to authorize the issuance of up to 20,000,000 shares of non-voting common stock, par value $0.01 per share (the "Non-Voting Common Stock"). The Non-Voting Common Stock will have dividend and distribution rights and rights on dissolution of Pegasus that are identical to those of Pegasus' existing Class A Common Stock and Class B Common Stock, par value $0.01 per share. The currently issued and outstanding Class A Common Stock of Pegasus will not be affected by the amendment except for the potential indirect effects described below and will remain issued and outstanding despite approval of the amendment.

         The affirmative vote of holders of outstanding shares of Class A Common Stock and Class B Common Stock with a majority of the votes represented by both of those classes is required to approve the amendments to the Certificate of Incorporation. The holders of Class A Common Stock and Class B Common Stock vote together, and not as separate classes, on the amendment.

         If the amendment to authorize the Non-Voting Common Stock is approved by the stockholders, the Board of Directors intends to cause to be prepared and filed an Amended and Restated Certificate of Incorporation incorporating the Non-Voting Common Stock amendment (and the amendments to the Certificate of Incorporation described in Proposals 4 and 5, if approved by the stockholders), which will become effective immediately upon acceptance of the filing by the Secretary of State of Delaware.

         The full text of the Certificate of Incorporation as proposed to be amended is set forth as Appendix E to this Proxy Statement. (Appendix E assumes that the proposed amendments to increase the number of authorized shares of Class A Common Stock to eliminate class voting on future increases or decreases in the Class A Common Stock, and to approve the authorization of a new class of Non-Voting Common Stock are all approved.) The following summary should be read in conjunction with, and is qualified in its entirety by reference to, Appendix E.

         The Board of Directors believes that the authorization of the Non-Voting Common Stock will provide Pegasus with increased flexibility to issue in the future common equity in connection with acquisitions and to raise equity capital or to issue convertible debt as a means to finance future growth without diluting the voting power of Pegasus' existing stockholders, including Mr. Pagon. The Non-Voting Common Stock may also be used, rather than voting Common Stock, for Pegasus' stock benefit plans in the event they are amended to include the Non-Voting Common Stock. Pegasus does not currently have any definite plans or commitments that would require the issuance of any Non-Voting Common Stock. Adoption of the amendment, however, would afford Pegasus the flexibility to do so upon such conditions and for such consideration as the Board of Directors may determine. Except as otherwise required by law or by the applicable rules of the Nasdaq National Market or any other exchange or trading system on which Pegasus' shares may be listed, holders of Class A Common Stock will have no right to participate in any future decision to issue any shares of Non-Voting Common Stock.

         While the Board of Directors has determined that this amendment is in the best interest of Pegasus and its stockholders, the Board of Directors recognizes that this amendment and any subsequent issuance of the Non-Voting Common Stock authorized thereby may have certain perceived disadvantages, as discussed below.

         Under the current capital structure of Pegasus, Mr. Pagon controls the majority of the voting power of Pegasus and has the ability to prevent any reasonably foreseeable attempt to acquire Pegasus through a merger, consolidation, sale of assets or successful tender offer. The Non-Voting Common Stock amendment will not change this circumstance nor will it increase the voting power of the majority owner of Pegasus. It will, however, permit Pegasus in the future to make further issuances of shares of common equity without diluting Mr. Pagon's voting power or that of any other existing stockholder of Pegasus. Therefore the Non-Voting Common Stock amendment, in combination with any such future issuances, will make it less likely that a merger proposal, an unfriendly tender offer, a proxy contest, or the removal of incumbent directors or management would take place. Consequently, the amendment and such future issuances, if they take place, might have the effect of reducing the possibility that the stockholders of Pegasus would have an opportunity to sell their shares at a premium over then prevailing market prices. Please refer to the description of Proposals 4 and 5 for a discussion of the other aspects of Pegasus' Certificate of Incorporation which could reduce the possibility of a change of control.

         Mr. Pagon has an interest in the adoption of this amendment because the issuance of Non-Voting Common Stock instead of Class A Common Stock could preserve his voting control over Pegasus.

         It is possible that the Class A Common Stock would trade at a premium compared to the Non-Voting Common Stock. If the Class A Common Stock were to trade at a premium to the Non-Voting Common Stock, any issuances of Non-Voting Common Stock, instead of Common Stock, in connection with a public or private offering, an acquisition or other transaction could have a greater dilutive effect on stockholders because such an acquisition or transaction would require more shares to deliver the same aggregate value. To minimize dilution of voting power to existing stockholders, Pegasus may be more likely to issue shares of Non-Voting Common Stock then Class A Common Stock in the future to raise equity, finance acquisitions or fund employee benefit plans.

         In making any future decision to issue Non-Voting Common Stock, Pegasus will have to consider the effect of any tax, regulatory and accounting issues which may affect the capacity to utilize Non-Voting Common Stock as opposed to Class A Common Stock in any particular transaction. These considerations will include the fact that certain tax-free reorganizations can only be accomplished when the sole consideration is voting stock of the issuer; the fact that pooling of interests accounting treatment is only available in the event that the acquiring entity utilizes common voting stock in carrying out the transaction; and the fact that certain state securities laws limit the exemptions available for the issuance of non-voting stock where such stock is not listed on a national securities exchange and impose restrictions on registration of securities where the issuer has a class of non-voting stock.

Description of the Non-Voting Common Stock

         The rights, powers and limitations of the Non-Voting Common Stock are set forth in full in Pegasus' Amended and Restated Certificate of Incorporation and the summary set forth below should be read in conjunction with and is qualified in its entirety by reference to Appendix E to this Proxy Statement.

         Voting. Except as otherwise provided by law, the holders of Non-Voting Common Stock shall have no voting rights, including voting rights in the election of directors or on any amendment to Pegasus' Certificate of Incorporation (whether any such amendment increases or decreases the number of shares of Non-Voting Common Stock, or otherwise). The amendment provides that where holders of Non-Voting Common Stock are entitled to a vote by law, they are entitled to one vote per share and that they will vote together as a single class with the holders of the Class A Common Stock and the Class B Common Stock (unless the law requires a separate class vote).

         Dividends and Distributions. Each share of Class A Common Stock, Class B Common Stock and Non-Voting Common Stock will be equal in respect to dividends and other distributions of cash, stock or property, including distributions in connection with any liquidation, winding up or dissolution of Pegasus, except that dividends or other distributions payable in shares of capital stock must be made in shares of Class A Common Stock to the holders of Class A Common Stock, in shares of Class B Common Stock to holders of Class B Common Stock and in shares of Non-Voting Common Stock to the holders of Non-Voting Common Stock.

         Mergers and Consolidations. Each holder of Class A Common Stock, Class B Common Stock and Non-Voting Common Stock will be entitled to receive the same per share consideration in the event of a merger or consolidation, except that the voting and other differences among the three classes may be preserved in a merger.

         Transferability; Trading Market. In the event that shares of Non-Voting Common Stock are issued in the future, Pegasus would decide at that time whether to register those shares under the Securities Act of 1933, as amended, and whether to apply for listing of such shares on the NASDAQ National Market or some other exchange or trading system. If they are not registered, the shares of Non-Voting Common Stock would be subject to restrictions on transfer.

         Stockholder Information. Pegasus will deliver to the holders of Non-Voting Common Stock the same proxy statements (without proxies except as required by law), and annual reports and other information and reports as it delivers to holders of Class A Common Stock to the extent required by law or the market in which Pegasus' stock is traded.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 20,000,000 SHARES OF NON-VOTING COMMON STOCK.

               PROPOSAL 7. RATIFICATION OF APPOINTMENT OF AUDITORS

         The firm of PricewaterhouseCoopers LLP served as Pegasus' independent accountants for 1998 and has been selected by the Board of Directors to serve in the same capacity for 1999. The stockholders will be asked to ratify this appointment at the Meeting. The ratification of independent accountants by the stockholders is not required by law or Pegasus' bylaws. Pegasus has submitted this matter to the stockholders because it believes it to be good practice to do so. The affirmative vote of holders of outstanding shares of Common Stock with a majority of the votes present, in person or by proxy, at the Meeting and entitled to vote is required to ratify the appointment of PricewaterhouseCoopers LLP. If a majority of the votes cast on this matter are not cast in favor of the ratification of PricewaterhouseCoopers LLP, Pegasus will appoint other independent accountants as soon as practicable and before the close of the 1999 year.

         A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS PEGASUS' INDEPENDENT ACCOUNTANTS FOR 1999.

                            PROPOSAL 8. OTHER MATTERS

         The Board of Directors knows of no matters to be presented for action at the Meeting other than those set forth in the attached notice and customary procedural matters. However, if any other matters should properly come before the Meeting or any adjournment or postponement thereof, the proxies solicited hereby will be voted on such matters, to the extent permitted by the rules and regulations of the Commission, in accordance with the judgment of the persons voting such proxies.


                             ADDITIONAL INFORMATION

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires Pegasus' directors and executive officers, as well as persons beneficially owning more than ten percent of a registered class of Pegasus' equity securities (collectively, the "Covered Persons"), to file reports of ownership and changes in ownership with the Commission and to furnish Pegasus with copies of such reports.

         Based on Pegasus' review of the copies of these reports received by it, and written representations, if any, received from reporting persons with respect to the filing of reports on Forms 3, 4 and 5, Pegasus believes that all filings required to be made by the Covered Persons for 1998 were made on a timely basis, except that a Form 4 for Nicholas A. Pagon, an executive officer of Pegasus, reporting the grant in December 1998 of options to purchase 40,000 shares of Class A Common Stock was filed in April 1999. That grant should have been reported either on a Form 4 filed in January 1999 or a Form 5 filed in February 1999.

Executive Compensation

         The following table sets forth certain information for Pegasus' last three fiscal years concerning the compensation paid to the Chief Executive Officer and to each of Pegasus' most highly compensated officers. The most highly compensated officers are those whose total annual salary and bonus for the fiscal year ended December 31, 1998 exceeded $100,000.

         Prior to the consummation of Pegasus' initial public offering of Common Stock in October 1996, Pegasus' executive officers never received any salary or bonus compensation from Pegasus. The salary amounts presented below under "Annual Compensation" for January 1, 1996 through October 8, 1996 were paid by an affiliate of Pegasus. After October 8, 1996, Pegasus' executive officers' salaries were paid by Pegasus. There are no employment agreements between Pegasus and its executive officers.

         Upon Pegasus' initial public offering in October 1996, certain shares of Class B Common Stock were exchanged for shares of Class A Common Stock and distributed to certain members of management, including 38,807 shares of Class A Common Stock that were distributed to Mr. Verdecchio. This information is set forth under the column "Restricted Stock" below.

         Unless otherwise indicated, the amounts listed under the column "All Other Compensation" represent Pegasus' contributions under its 401(k) plans.

                           Summary Compensation Table

                                                                                         Long -Term
                                                                  Annual                Compensation
                                                               Compensation                 Awards
                                                               ------------       ------------------------

                                                               Compensation       Restricted   Securities
                                                               ------------          Stock     Underlying         All Other
                Name                   Principal Position  Year        Salary        Award       Options        Compensation
                ----                   ------------------  ----        ------        -----       -------        ------------
Marshall W. Pagon..............        President and       1998       $200,000      $ 77,161      85,000          $67,274(1)
                                       Chief Executive     1997       $200,000      $100,558      85,000          $63,228(1)
                                       Officer             1996       $150,000            --          --          $62,253(1)

Robert N. Verdecchio...........        Senior Vice         1998       $150,000      $ 38,580      40,000          $12,720
                                       President and       1997       $150,000      $ 50,279      40,000          $ 9,500
                                       Chief Financial     1996       $125,000      $555,940          --          $ 6,875
                                       Officer

Ted S. Lodge...................        Senior Vice         1998       $150,000      $ 30,864      60,000          $ 9,263
                                       President, Chief    1997       $150,000      $ 40,223      40,000          $ 1,800
                                       Administrative      1996       $ 75,000(2)         --          --               --
                                       Officer and
                                       General Counsel

Howard E. Verlin...............        Vice President,     1998       $135,000      $110,125      40,000          $ 5,480
                                       Satellite and       1997        135,000      $100,558      40,000          $ 1,685
                                       Cable Television    1996        135,000            --          --          $ 1,100

(1) Of the amounts listed for Mr. Pagon for 1998, 1997 and 1996, $53,728, $53,728 and $53,728, respectively, represent the actuarial benefit to Mr. Pagon of premiums paid by Pegasus in connection with the split dollar agreement entered into by Pegasus with the trustees of insurance trust established by Mr. Pagon. See Certain Relationships and Related Transactions - Split Dollar Agreement. The remainder represents Company's contributions under its 401(k) plans.

(2)      Mr. Lodge became an employee of Pegasus on July 1, 1996.

         Pegasus granted options to employees to purchase a total of 336,800 shares during 1998. The amounts set forth below in the columns entitled "5%" and "10%" represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date.

                                               Option Grants in 1998
                                            Potential Realizable Value

                                                  % of Total
                                                   Options
                                                  Granted to       Exercise
                                     Options     Employees in        Price        Expiration
              Name                   Granted     Fiscal Year       Per Share         Date            5%             10%
              ----                   -------     -----------       ---------         ----            --             ---
Marshall W. Pagon............          85,000       25.24%          $21.375         2-16-08      $1,142,623      $2,895,631
Robert N. Verdecchio.........          40,000       11.88%          $21.375         2-16-08      $  537,705      $1,362,650
Ted S. Lodge.................          60,000       17.81%          $21.375         2-16-08      $  806,557      $2,043,975
Howard E. Verlin.............          40,000       11.88%          $21.375         2-16-08      $  537,705      $1,362,650

         The table below shows aggregated stock option exercises by the named executive officers in 1998 and 1998 year-end values. In-the-money options, which are listed in the last two columns, are those in which the fair market value of the underlying securities exceeds the exercise price of the option. The closing price of Pegasus' Class A Common Stock on December 31, 1998 was $25.06 per share.

                                      Aggregated Option Exercises in 1998 and
                                            1998 Year-End Option Values

                                                                                  Number of                           Value of
                                                                                 Unexercised                         Unexercised
                                                                              Options at Fiscal                 In-the-Money Options
                                 Shares                                           Year End                       at Fiscal Year End
                                Acquired                                      -----------------                 --------------------
                                   On          Value
             Name               Exercise      Realized          Exercisable        Unexercisable   Exercisable     Unexercisable
             ----               --------      --------          -----------        -------------   -----------     -------------
Marshall W. Pagon............       --            --              17,000              153,000        $239,020       $1,259,305
Robert N. Verdecchio.........       --            --               9,090               70,910        $127,805       $  581,995
Ted S. Lodge.................       --            --               9,090               90,910        $127,805       $  655,695
Howard E. Verlin.............       --            --               9,090               70,910        $127,805       $  581,995

Compensation Committee Interlocks and Insider Participation

         During 1998, the Board of Directors generally made decisions concerning executive compensation of executive officers. The Board included Marshall W. Pagon, the President and Chief Executive Officer of Pegasus, and Robert N. Verdecchio, Pegasus' Senior Vice President and Chief Financial Officer. A special stock option committee, however, made certain decisions regarding option grants under the stock option plan.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

Introduction

         Pursuant to rules established by the Securities and Exchange Commission, Pegasus is required to provide certain information with respect to compensation provided to Pegasus' Chief Executive Officer and its other executive officers. In fulfillment of this requirement, the Compensation Committee of the Board of Directors has prepared the following report addressing Pegasus' executive compensation policies for the fiscal year ended December 31, 1998 for inclusion in the Proxy Statement.

         The Compensation Committee reviews and approves salaries and other matters relating to compensation of Pegasus' executive officers, including certain incentive compensation and other forms of compensation and benefits. In 1998, Pegasus' Board of Directors administered the Restricted Stock Plan (with respect to executive officers and discretionary awards to all employees) and the Stock Option Plan (except for the option granted to Nicholas A. Pagon which was granted by a special stock option committee of the Board). The Compensation Committee of Pegasus' Board of Directors consists entirely of non-employee directors, and the April 27, 1998 voting agreement provides that the Compensation Committee shall consist of one independent director (within the meaning of the voting agreement), one director to be designated by Marshall W. Pagon and one director to be designated by a majority of the directors designated by Chisholm, Columbia and Whitney. The Compensation Committee currently consists of two independent directors (within the meaning of the voting agreement) and one director designated by a majority of the directors designated by Chisholm, Columbia and Whitney. During 1998, the Compensation Committee consisted of Harry F. Hopper III, James J. McEntee, III and Donald W. Weber. The Compensation Committee met twice in 1998.

Compensation Policies

         Pegasus seeks to achieve the following goals with Pegasus' executive compensation programs: attract and retain key employees and non-employee directors and motivate them to exercise their best efforts on behalf of Pegasus, and promote growth in stockholder value by providing employees restricted stock awards under the Restricted Stock Plan and grants of options to purchase Class A Common Stock of Pegasus under the Stock Option Plan. The Compensation Committee considers a number of factors when making specific executive compensation recommendations, including Pegasus' performance and the contribution of executive officers to Pegasus' performance. The Board of Directors has recently retained William W. Mercer Incorporated ("Mercer"), a nationally recognized compensation consultant, to assist the Compensation Committee in evaluating Pegasus' executive compensation programs.

Base Compensation

         Pegasus' executive compensation philosophy has always placed a high degree of emphasis on incentive compensation in the form of equity-based plans. As a result, in the opinion of the Compensation Committee, based upon information available to the Committee on competitive salaries, the base compensation paid to Pegasus' executive officers in 1998 fell at the lower end of the range of salaries for similar positions in comparable media and communications companies. Based upon a preliminary report of Mercer, the Compensation Committee recommended to the Board that cash compensation, including base compensation, should more closely reflect the median for comparable companies without sacrificing the benefits of Pegasus' emphasis on incentive compensation. Accordingly, the Board has approved for 1999 increases in base compensation.

Equity Incentive Plans

         Pegasus provides equity incentive compensation to its executive officers and key employees primarily through its Restricted Stock Plan and Stock Option Plan.

         Restricted Stock Plan. Awards under this plan, other than excess and discretionary awards, are in proportion to annual increases in Pegasus' or a business unit's location cash flow. Pegasus believes that location cash flow is accepted within the media and communications industry as a generally recognized measure of performance and is used by analysts who report publicly on the performance of companies operating in this industry. Pegasus believes that compensation in the form of grants made under the Restricted Stock Plan, together with its other equity incentive plans, will result in greater increases in stockholder value than conventional stock option programs, because these plans create a clear cause and effect relationship between initiatives taken to increase location cash flow and the amount of incentive compensation that results therefrom.

         The Restricted Stock Plan provides for four types of restricted stock awards that are made in the form of the Pegasus' Class A Common Stock: (i) profit sharing awards to general managers, department managers and corporate managers (other than executive officers); (ii) special recognition awards for consistency (team award), initiative (a team or individual award), problem solving (a team or individual award) and individual excellence; (iii) excess awards that are made to the extent that an employee does not receive a matching contribution under Pegasus' U.S. 401(k) Plan or Puerto Rico 401(k) Plan because of restrictions imposed by the Internal Revenue Code of 1986, as amended, or the Puerto Rico Internal Revenue Code, respectively; and (iv) discretionary restricted stock awards. An employee may elect to receive profit sharing awards and discretionary awards made after December 31, 1998 in the form of an option to purchase Pegasus' Class A Common Stock (and if approved by Pegasus' stockholders at the Meeting, such options may be granted as incentive stock options). An executive officer may also elect to have any discretionary award made on or after April 23, 1999 paid in full or in part in cash. However, the amount of the award to be paid in cash may not exceed one-third of the executive officer's base salary. Executive officers are eligible to receive awards under the Restricted Stock Plan consisting of (i) special recognition awards, (ii) excess awards, and (iii) discretionary awards determined by a committee of not fewer than two non-employee directors of Pegasus or the entire Board of Directors of Pegasus. In 1998, Pegasus issued a total of 67,367 shares of its Class A Common Stock under the Restricted Stock Plan. Pegasus has made and intends to make additional grants to key employees under the Restricted Stock Plan.

         Stock Option Plan. Executive officers, who are not eligible to receive profit sharing awards under the Restricted Stock Plan, are eligible to receive incentive stock options and nonqualified stock options under the Stock Option Plan subject to certain limits. Non-employee directors are eligible to receive nonqualified stock options under the Stock Option Plan. Currently five executive officers and seven non-employee directors are eligible to receive options under the Stock Option Plan. Among the 336,800 options granted under the Plan in 1998, an aggregate of 280,000 options were granted to executive offices and directors and options to purchase 56,800 shares were granted to each full-time employee in the form of an option to purchase 100 shares. Pegasus intends to make future grants under the Stock Option Plan to a broad-based group of employees, including executive officers, senior managers, directors and other key employees.

Chief Executive Officer Compensation

         The Compensation Committee uses the same factors in determining the compensation of the Chief Executive Officer as it does for the other executive officers. The salary received by the Chief Executive Officer in 1998 was based on the compensation policies discussed above.

April 23, 1999
                                                  THE COMPENSATION COMMITTEE

                                                      Harry F. Hopper III
                                                      James J. McEntee, III
                                                      Donald W. Weber

Performance Graph

         The graph set forth below compares the cumulative total returns to holders of Class A Common Stock of Pegasus with the cumulative total return of the Nasdaq Stock Market-U.S. Index and the Nasdaq Telecommunications Index for the period beginning October 4, 1996, the date trading first began in Pegasus' Class A Common Stock on the Nasdaq National Market. The graph assumes that the value of the investment in the relevant stock or index was $100 at October 4, 1996 and that all dividends were reinvested. Total returns are calculated based on a fiscal year ending December 31. The closing market price of Pegasus' Class A Common Stock on December 31, 1998 was $25.06.

    Comparison of Cumulative Total Return for the Period from October 4, 1996
       Through December 31, 1998 Among Pegasus Communications Corporation,
                    The NASDAQ Stock Market (U.S.) Index and
                       The NASDAQ Telecommunications Index

300 |-------------------------------------------------------------------------|
    |                                                                         |
    |                                                                         |
250 |-------------------------------------------------------------------------|
    |                                                                         |
    |                                                                      #  |
200 |-------------------------------------------------------------------------|
    |                                                                      &  |
    |                                                                      @  |
150 |-------------------------------------------------------------------------|
    |                                               &#                        |
    |                            @                  @                         |
100 |----&@#---------------------#--------------------------------------------|
    |                            &                                            |
    |                                                                         |
 50 |-------------------------------------------------------------------------|
    |                                                                         |
    |                                                                         |
  0 |-------------------------------------------------------------------------|
        10/4/96                12/96              12/97                  12/98


                            Cumulative Total Return
                                   (Dollars)
--------------------------------------------------------------------------------

                                           10/4/96     12/96    12/97     12/98
Pegasus Communications Corporation  &        100        98       148       179
NASDAQ Stock Market (U.S.)          @        100       103       126       178
NASDAQ Telecommunications           #        100       100       148       243

Principal Stockholders

         The following table sets forth share information as of April 20, 1999 regarding the beneficial ownership of the Class A Common Stock and Class B Common Stock by (a) each stockholder known to Pegasus to be the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, of more than 5% of the Class A Common Stock and Class B Common Stock, based upon Company records or the records of the Commission, (b) each director of Pegasus, (c) each of the Named Officers, and (d) all executive officers and directors of Pegasus as a group. Each share of Class B Common Stock is currently convertible at the discretion of the holders into an equal number of shares of Class A Common Stock. Each of the stockholders named below has sole voting power and sole investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated.

                                                       Pegasus Class A                   Pegasus Class B
                                                     Common Stock Shares               Common Stock Shares
                                                      Beneficially Owned                Beneficially Owned
                                               -----------------------------        --------------------------
                                                    Shares               %            Shares               %
                                               ------------------     ------        ------------        ------
  Marshall W. Pagon(1)(2)......                6,465,849(3)(4)(5)       33.0        4,581,900(4)         100.0
  Robert N. Verdecchio.........                  281,296(5)(6)(7)        1.9               --             --
  Howard E. Verlin.............                   73,243(6)(7)           *                 --             --
  Ted S. Lodge.................                   63,849(8)              *                 --             --
  Michael C. Brooks(9).........                6,465,849(3)(4)          33.0        4,581,900(4)         100.0
  Harry F. Hopper III..........                  195,998                 1.3               --             --
  James J. McEntee, III........                    8,000(10)             *                 --             --
  Mary C. Metzger..............                    8,000(10)             *                 --             --
  William P. Phoenix...........                       --                --                 --             --
  Riordon B. Smith(11).........                6,465,849(3)(4)          33.0        4,581,900(4)         100.0
  Donald W. Weber..............                  295,920(12)             2.0               --             --
  Harron Communications Corp...                  852,110                 5.7               --             --
  Columbia Capital Corporation(13)             6,465,849(3)(4)          33.0        4,581,900(4)         100.0
  Whitney Equity Partners, L.P.(14)            6,465,849(3)(4)          33.0        4,581,900(4)         100.0
  Fleet Entities(15)...........                6,465,849(3)(4)          33.0        4,581,900(4)         100.0
  T. Rowe Price Associates, Inc.(16)           1,326,100                 8.9               --             --
  Wellington Management Company, LLP(17)       1,647,990                11.0               --             --
  Directors and Executive Officers as a
     Group (12 persons)(18)                    7,301,324                37.0          4,581,900          100.0

---------------
*        Represents less than 1% of the outstanding shares of Class A Common
         Stock.

(1) The address of this person is c/o Pegasus Communications Management Company, 255 City Line Avenue, Suite 200, Bala Cynwyd, Pennsylvania 19004.

(2) Pegasus Capital, L.P. holds 1,217,348 shares of Class B Common Stock. Mr. Pagon is the sole shareholder of the general partner of Pegasus Capital, L.P. and is deemed to be the beneficial owner of these shares. All of the 3,364,552 remaining shares of Class B Common Stock are owned by Pegasus Communications Holdings, Inc. and two of its subsidiaries. All the capital stock of Pegasus Communications Holdings, Inc. is held by Pegasus Communications Limited Partnership. Mr. Pagon controls Pegasus Communications Limited Partnership by reason of his ownership of all the outstanding voting stock of the sole general partner of a limited partnership that is, in turn, the sole general partner in Pegasus Communications Limited Partnership.

         Therefore, apart from the voting agreement described in note 4 below, Mr. Pagon is the beneficial owner of 100% of Class B Common Stock with sole voting and investment power over all such shares.

(3) Includes 4,581,900 shares of Class B Common Stock, which are convertible into shares of Class A Common Stock on a one-for-one basis and 76,500 shares of Class A Common Stock which are issuable upon the exercise of the vested portion of outstanding stock options.

(4) Mr. Pagon, Pegasus, Pegasus Capital, L.P., Pegasus Communications Holdings, Inc., Pegasus Northwest Officer Corp, Pegasus Scranton Offer Corp, Columbia, Whitney and the Fleet entities, which are discussed in notes 13, 14 and 15 below, have entered into the voting agreement, which provides that these parties vote all shares held by them in the manner specified in the voting agreement. As a consequence of being parties to the voting agreement, each of these parties is deemed to have shared voting power over certain shares beneficially owned by them in the aggregate for the purposes specified in the voting agreement. Therefore, the parties to the voting agreement are each deemed to be the beneficial owner with respect to 4,581,900 shares of Class B Common Stock and 6,452,700 shares of Class A Common Stock, including 4,581,900 shares of Class A Common Stock issuable upon conversion of all the outstanding shares of Class B Common Stock. See Certain Relationships and Related Transactions - Voting Agreement.

(5) Includes 96,772 shares of Class A Common Stock held in Pegasus' 401(k) plan, over which Messrs. Pagon and Verdecchio share voting power in their capacities as co-trustees.

(6) On March 26, 1997, the SEC declared effective a registration statement filed by Pegasus which would permit Messrs. Verdecchio and Verlin to sell shares of Class A Common Stock subject to certain vesting and other restrictions. As of the date of this prospectus, Mr. Verdecchio is permitted to sell 150,000 shares and Mr. Verlin 29,321 shares of Class A Common Stock pursuant to the registration statement. Messrs. Verdecchio and Verlin have sole voting and investment power over their shares, subject to certain vesting restrictions.

(7) Includes 38,180 shares of Class A Common Stock which are issuable upon the exercise of the vested portion of outstanding stock options.

(8) Includes 1,500 shares of Class A Common Stock owned by Mr. Lodge's wife, of which Mr. Lodge disclaims beneficial ownership, 5,079 shares of Class A Common Stock issued to Mr. Lodge and his wife, subject to certain vesting restrictions, and 48,150 shares of Class A Common Stock which are issuable upon the exercise of the vested portion of outstanding stock options.

(9) The information for Mr. Brooks includes 959,473 shares of Class A Common Stock held by Whitney and the shares of Class A Common Stock covered by the voting agreement. Mr. Brooks has shared voting and investment power over such shares of Class A Common Stock with the managing members of the general partner of Whitney and disclaims beneficial ownership of such shares of Class A Common Stock. The address of this person is 177 Broad Street, Stamford, Connecticut 06901.

(10) Includes 7,500 shares of Class A Common Stock which are issuable upon the exercise of the vested portion of outstanding stock options.

(11) The information for Mr. Smith includes the shares of Class A Common Stock held by the Fleet entities and the shares of Class A Common Stock covered by the voting agreement. Mr. Smith is a Senior Vice President of each of the managing general partners of Fleet Equity Partners VI, a Senior Vice President of Fleet Venture Resources, a Senior Vice President of the corporation that is the general partner of the partnership that is the general partner of Chisholm and a partner of Kennedy Plaza Partners. He is a Senior Vice President of Fleet Growth Resources II, Inc. and Silverado IV Corp., the two general partners of Fleet Equity Partners, and Senior Vice President of Fleet Venture Resources and Silverado III Corp., the general partner of the partnership Silverado III, L.P., which is the general partner of Chisholm. Mr. Smith disclaims beneficial ownership for all shares held directly by Fleet Venture Resources and all shares held directly by Fleet Equity Partners, Chisholm and Kennedy Plaza Partners, except for his pecuniary interest therein. The address of this person is 50 Kennedy Plaza, RI MO F12C, Providence, Rhode Island 02903.

(12) Includes 10,885 shares of Class A Common Stock issuable upon the exercise of the vested portion of outstanding stock options.

(13) Columbia does not own any shares of Class A Common Stock. Its beneficial ownership of the shares shown in the table is the result of shared voting power over them because of the voting agreement described in note 4. The address of Columbia is 201 N. Union Street, Suite 300, Alexandria, Virginia 22314-2642.

(14) Includes 959,473 shares of Class A Common Stock held directly by Whitney over which it has, with the exception of matters covered by the voting agreement, sole voting and investment power. The shares of Class A Common Stock held directly by Whitney represent 6.4% of the shares of Class A Common Stock. Its beneficial ownership of the balance of the shares shown in the table is the result of shared voting power over them because of the voting agreement. The address of Whitney is 177 Broad Street, Stamford, Connecticut 06901.

(15) The Fleet entities consist of Fleet Venture Resources, Inc., Fleet Equity Partners VI, L.P., Chisholm and Kennedy Plaza Partners. Each Fleet entity holds the following number of shares of Class A Common
         Stock: Fleet Venture Resources (406,186); Fleet Equity Partners (174,079); Chisholm (147,611); and Kennedy Plaza Partners (10,179). Their beneficial ownership of the balance of the shares shown in the table is the result of shared voting power over them because of the voting agreement. The address of each of the Fleet entities is 50 Kennedy Plaza, RI MO F12C, Providence, Rhode Island 02903.

(16) These shares are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. serves as investment adviser. T. Rowe Price Associates has sole investment power with respect to all of these shares and sole voting power with respect to 301,300 shares. T. Rowe Price Associates disclaims beneficial of these shares. The address of T. Rowe Price Associates is 100 East Pratt Street, Baltimore, Maryland 21202.

(17) These shares are owned by various individual and institutional investors for which Wellington Management Company, LLP serves as investment adviser. Wellington has shared investment power with respect to all these shares and shared voting power with respect to 1,105,890 shares. The address of Wellington is 75 State Street, Boston, Massachusetts 02109.

(18) See the notes above for information about the holdings of the directors and named executive officers.

Certain Relationships and Related Transactions

Split Dollar Agreement

         In December 1996, Pegasus entered into a split dollar agreement with the trustees of an insurance trust established by Marshall W. Pagon. Under the split dollar agreement, Pegasus agreed to pay a portion of the premiums for certain life insurance policies covering Mr. Pagon owned by the insurance trust. The agreement provides that Pegasus will be repaid for all amounts it expends for such premiums, either from the cash surrender value or the proceeds of the insurance policies. The actuarial benefit to Mr. Pagon of premiums paid by Pegasus amounted to $53,728 in 1996, $53,728 in 1997 and $53,728 in 1998.

Relationship with W.W. Keen Butcher and Affiliated Entities

         Pegasus entered into an arrangement in 1998 with W.W. Keen Butcher, the stepfather of Marshall W. Pagon and Nicholas A. Pagon (a Vice President of the Company), certain entities controlled by him and the owner of a minority interest in one of the entities. Under this agreement, Pegasus agreed to provide and maintain collateral for up to $4.0 million in principal amount of bank loans to Mr. Butcher and the minority owner. Mr. Butcher and the minority owner must lend or contribute the proceeds of those bank loans to one or more of the entities owned by Mr. Butcher for the acquisition of television broadcast stations to be operated by Pegasus pursuant to local marketing agreements.

         Under this arrangement, on November 10, 1998, Pegasus sold to one of the Butcher companies the FCC license for the television station then known as WOLF for $500,000 and leased certain related assets to the Butcher company, including leases and subleases for studio, office, tower and transmitter space and equipment for ongoing rental payments of approximately $18,000 per year plus operating expenses. WOLF is now known as WSWB and is one of Pegasus' television stations serving the northeastern Pennsylvania designated television market area. Mr. Butcher and the minority owner borrowed the $500,000 under the loan collateral arrangement described above. Concurrently with the closing under the agreement described above, one of the Butcher companies assumed a local marketing agreement, under which Pegasus provides programming to WSWB and retains all revenues generated from advertising in exchange for payments to the Butcher company of $4,000 per month plus reimbursement of certain expenses. The term of the local marketing agreement is three years, with two three-year automatic renewals. The Butcher company also granted Pegasus an option to purchase the station license and assets if it becomes legal to do so for the costs incurred by the Butcher company relating to the station, plus compound interest at 12% per year.

         On July 2, 1998, Pegasus assigned to one of the Butcher companies its option to acquire the FCC authorization for television station WFXU, which rebroadcasts WTLH pursuant to a local marketing agreement. The Butcher company will pay to Pegasus $50,000 for the option upon the FCC's approval of the authorization's transfer to the Butcher company, and will assume the obligations of the authorization's former owner under the local marketing agreement with Pegasus. The Butcher company will borrow the $50,000 under the loan collateral arrangement, and Pegasus will grant to Pegasus an option to purchase the station on essentially the same terms described above for WOLF. The local marketing agreement provides for a reimbursement of expenses by Pegasus and a term of five years, with one automatic five-year renewal.

         Pegasus believes that the WOLF and WFXU transactions were done at fair value and that any future transactions that may be entered into with the Butcher companies or similar entities will also be done at fair value.

Acquisition of Digital Television Services, Inc.

         On April 27, 1998, Pegasus acquired DTS through the merger of a subsidiary of Pegasus into DTS. Prior to the merger, DTS was the second largest independent distributor of DIRECTV services serving 140,000 subscribers in 11 states.

         In connection with the merger, Pegasus issued approximately 5.5 million shares of its Class A Common Stock to the stockholders of DTS and assumed approximately $159 million of liabilities. Pegasus also granted registration rights to certain of DTS' stockholders, including Columbia, Columbia DBS, Inc., Whitney and Fleet Venture Resources, Inc. and its affiliates and Harry F. Hopper
III. Mr. Hopper received shares of Class A Common Stock in DTS and has an ownership interest in Columbia Capital Corporation, which received 429,812 shares. As a result of the DTS merger and the voting agreement described below, Michael C. Brooks, Harry F. Hopper III and Riordon B. Smith were elected to Pegasus' Board of Directors.

Voting Agreement

         On April 27, 1998, in connection with the DTS merger, Pegasus, Marshall
W. Pagon and a number of partnerships and corporations controlled by him, and Fleet Venture Resources, Fleet Equity Partners, Chisholm, Kennedy Plaza Partners, Whitney, Columbia and Columbia DBS, Inc. entered into a voting agreement. The voting agreement covers all shares of Class B Common Stock and other voting securities of Pegasus held at any time by Mr. Pagon and his controlled entities and shares of Class A Common Stock received in the DTS Merger by Chisholm, Columbia, Whitney and the other former stockholders of DTS. It provides that holders of such shares vote their respective shares in the manner specified in the voting agreement. In particular, the voting agreement establishes that the Board of Directors of Pegasus will consist initially of nine members: three independent directors, three directors designated by Mr. Pagon and one director to be designated by each of Chisholm, Columbia and Whitney. The voting agreement also provides that the committees of the Board of Directors will consist of an audit committee, a compensation committee and a nominating committee. Each committee shall consist of one independent director, one director designated by Mr. Pagon and one director designated by a majority of the directors designated by Chisholm, Columbia and Whitney. As a result of the voting agreement, the parties to the agreement have sufficient voting power without the need for the vote of any other stockholder to elect the entire Board of Directors. James J. McEntee, III, Mary Metzger, William P. Phoenix and Donald
W. Weber are serving as independent directors of Pegasus. Marshall W. Pagon and Robert N. Verdecchio are serving as directors of Pegasus as designees of Mr. Pagon. Harry F. Hopper III is serving as a director of Pegasus as a designee of Columbia; Michael C. Brooks is serving as a director of Pegasus as a designee of Whitney; and Riordon B. Smith is serving as a director of Pegasus as a designee of Chisholm. Mr. Pagon has elected, at this time, not to exercise his right to have a third designee of his serve on the Board of Directors.

         The voting agreement terminates with respect to any covered share upon the sale or transfer of any such share to any person other than a permitted transferee. In addition, the right of Chisholm, Columbia and Whitney Equity Partners to designate a director terminates when the Fleet entities, various persons related to Columbia Capital Corporation and Whitney, respectively, cease owning one-half of the shares originally received by each of them in the DTS merger or in certain other circumstances.

Communications License Re-Auction

         Pegasus PCS Partners, L.P., a limited partnership owned and controlled by Marshall W. Pagon, currently holds a personal communications system license in Puerto Rico and was the winning bidder in the FCC's recent re-auction of another PCS license for the portion of Puerto Rico that includes Mayaguez. Pegasus itself did not qualify to participate in this re-auction. Pegasus has advanced approximately $3.4 million, with interest at 10% per year, to Pegasus PCS Partners to enable Pegasus PCS Partners to fund its participation in this re-auction. Pegasus is currently evaluating an investment in or contractual relationship with Pegasus PCS Partners as a result of Pegasus PCS Partners' successful bid for the additional license.


CIBC Oppenheimer and Affiliates

         William P. Phoenix is a managing director of CIBC Oppenheimer Corp. CIBC Oppenheimer and its affiliates have provided various services to Pegasus and its subsidiaries, including DTS, since the beginning of 1997. Services to DTS described below include services provided prior to DTS becoming a subsidiary of Pegasus on April 27, 1998.

         CIBC Oppenheimer Corp. has historically performed a number of services for Pegasus, including serving as one of the initial purchasers in Pegasus' November 1998 Rule 144A Senior Notes offering. In this capacity, CIBC Oppenheimer received customary underwriting discounts and commissions.

         CIBC Oppenheimer has also performed the following services for Pegasus:

         o provided a fair market value appraisal in connection with the contribution to Pegasus of certain assets between related parties.

         o provided fairness opinions to Pegasus and/or its affiliates in connection with certain intercompany loans and other intercompany transactions.

         o provided fairness opinions to Pegasus in connection with the acquisition of ViewStar Entertainment Services, Inc. from Donald W. Weber, a director of Pegasus.

         o acted as a standby purchaser in connection with DTS' offer to repurchase its senior subordinated notes as a result of the change in control arising by Pegasus' acquisition of DTS.

         In 1998, for services rendered, Pegasus or its subsidiaries, including DTS, paid to CIBC Oppenheimer an aggregate of $3.3 million in fees. Pegasus believes that all fees paid to CIBC Oppenheimer in connection with the transactions described above were customary. Pegasus anticipates that it or its subsidiaries will engage the services of CIBC Oppenheimer during 1999.

Other Transactions

         In March 1999, Pegasus lent $199,999 to Nicholas A. Pagon, Pegasus' Vice President of Broadcast Operations and the brother of Marshall W. Pagon, bearing interest at the rate of 6% per annum, with the principal amount due on the fifth anniversary of the date of the promissory note. Mr.

Pagon used approximately half of the proceeds of the loan to purchase shares of Class A Common Stock, and the loan is collateralized by those shares. The balance of the loan proceeds may be used at Mr. Pagon's discretion.

Stockholder Proposals

         In order to be eligible for inclusion in Pegasus' proxy materials for the 2000 Annual Meeting of Stockholders, stockholders' proposals to take action at such meeting must comply with applicable Commission rules and regulations, must be directed to the Secretary of Pegasus at its offices set forth on page one of this Proxy Statement and must be received by Pegasus not later than January 19, 2000.

Miscellaneous

         A copy of Pegasus' Annual Report on Form 10-K (excluding exhibits and schedules) is included herewith but is not to be regarded as proxy solicitation material.

         Pegasus, upon request, will furnish to record and beneficial holders of its Common Stock, free of charge, a copy of its Annual Report on Form 10-K (without exhibits) for fiscal 1998. Copies of exhibits to the Form 10-K also will be furnished upon request and the payment of a reasonable fee. All requests should be directed to the Director of Communications, at the offices of Pegasus set forth on page one of this Proxy Statement.

                                           By Order of the Board of Directors,

                                           TED S. LODGE
May 13, 1999                               Secretary

                                                                    APPENDIX A

                           PEGASUS COMMUNICATIONS 1996

                                STOCK OPTION PLAN

            (As Amended and Restated Effective As of April 23, 1999)

                        --------------------------------


                  WHEREAS, Pegasus Communications Corporation amended and restated the Pegasus Communications 1996 Stock Option Plan effective December 18, 1998;

                  WHEREAS, Pegasus Communications Corporation, in accordance with resolutions adopted by the Board of Directors on April 23, 1999, desires to amend and restate the Plan (i) to increase the number of shares of Class A Common Stock available thereunder to 1,300,000, (ii) to provide that options may be granted to employees who are not executive officers by a management committee, and (iii) to change certain provisions regarding 100-share options granted (or to be granted) to full-time employees;

                  NOW THEREFORE, effective as of April 23, 1999, the Pegasus Communications 1996 Stock Option Plan is hereby amended and restated to read as follows:

         1. Purpose. This Pegasus Communications 1996 Stock Option Plan (the "Plan") is intended to provide a means whereby Pegasus Communications Corporation (the "Company") may, through the grant of incentive stock options and nonqualified stock options (collectively, the "Options") to Employees and Non-employee Directors (as defined in Section 3), attract and retain such individuals and motivate them to exercise their best efforts on behalf of the Company and of any Related Company. A "Related Company" shall mean either a "subsidiary corporation" of the Company, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), or the "parent corporation" of the Company, as defined in Section 424(e) of the Code.

            Further, as used in the Plan, (i) the term "ISO" shall mean an option which, at the time such option is granted, qualifies as an incentive stock option within the meaning of Section 422 of the Code and is designated as an ISO in the "Option Agreement" (as defined in Section 20); and (ii) the term "NQSO" shall mean an option which, at the time such option is granted, does not meet the definition of ISO, whether or not it is designated as a nonqualified stock option in the Option Agreement.

         2. Administration. The Plan shall be administered as follows:

            (a) Executive Officers and Non-employee Directors. With respect to options granted to executive officers and Non-employee Directors of the Company, the Plan shall be administered:

                 (1) By a committee, which shall consist solely of not fewer than two directors of the Company who shall be appointed by, and shall serve at the pleasure of, the Board of Directors of the Company (the "Board"), taking into consideration the rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the requirements of Section 162(m) of the Code; or

                 (2) In the event a committee has not been established in accordance with Section 2(a)(1), or cannot be constituted to vote on the grant of an Option, by the entire Board;

provided, however, that a member of the Board shall not participate in a vote approving the grant of an Option to himself or herself to the extent provided under the laws of the State of Delaware governing corporate self-dealing.

            (b) Employees Who Are Not Executive Officers. With respect to options granted to Employees (as defined in Section 3) who are not executive officers, the Plan shall be administered by a management committee, the members of which shall be appointed by, and shall serve at the pleasure of, the Board.

            (c) In General. The administrator of the Plan, whether it be the committee under Section 2(a) or the committee under Section 2(b), shall hereinafter be referred to as the "Committee," with respect to the eligible individuals for which the particular committee serves as administrator. Each member of the Committee, while serving as such, shall be deemed to be acting in his capacity as a director or employee of the Company. Except as provided in Section 8 (regarding formula grants to employees other than executive officers), the Committee shall have full authority, subject to the terms of the Plan, to select the Employees and Non-employee Directors to be granted Options under the Plan, to grant Options on behalf of the Company, and to set the date of grant and the other terms of such Options; provided, however, that a Non-employee Director shall not be eligible to receive an ISO under the Plan. The Committee may correct any defect, supply any omission and reconcile any inconsistency in this Plan and in any Option granted hereunder in the manner and to the extent it deems desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, to amend, modify, or rescind any such rules and regulations, and to make such determinations, and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon the Company, its stockholders and all Employees and Non-employee Directors, upon their respective legal representatives, beneficiaries, successors, and assigns, and upon all other persons claiming under or through any of them.

                  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

               3. Eligibility. All employees of the Company or a Related Company (including any directors who also are officers) ("Employees") shall be eligible to receive Options under the Plan. Directors of the Company or a Related Company who are not employees ("Non-employee Directors") shall be eligible to receive NQSOs (and not ISOs) under the Plan. More than one Option may be granted to an Employee or a Non-employee Director under the Plan. An Employee or Non-employee Director who has been granted an Option under the Plan shall hereinafter be referred to as an "Optionee."

               4. Stock. Options may be granted under the Plan to purchase up to a maximum of 1,300,000 shares of Class A common stock of the Company ("Common Stock"); provided, however, that no Employee shall receive Options for more than 550,000 shares of the Company's Common Stock over the life of the Plan. However, both limits in the preceding sentence shall be subject to adjustment as provided in Section 9. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

                  If any Option granted under the Plan expires or otherwise terminates for any reason whatsoever (including, without limitation, the Optionee's surrender thereof) without having been exercised, the shares subject to the unexercised portion of the Option shall continue to be available for the granting of Options under the Plan as fully as if the shares had never been subject to an Option; provided, however, that (i) if an Option is cancelled, the shares of Common Stock covered by the cancelled Option shall be counted against the maximum number of shares specified above for which Options may be granted to a single Employee, and (ii) if the exercise price of an Option is reduced after the date of grant, the transaction shall be treated as a cancellation of the original Option and the grant of a new Option for purposes of such maximum.

               5. Annual Limit. The aggregate fair market value (determined under Section 7(b)) of the Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (counting ISOs under this Plan and incentive stock options under any other stock option plan of the Company or a Related Company) shall not exceed $100,000. If an Option intended as an ISO is granted to an Employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limitation, the Option shall be treated as an ISO to the extent it may be so treated under the limitation and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limitation to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

               6. Granting of Discretionary Options. From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Employees and Non-employee Directors under the Plan such Options as it determines are warranted; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem, and further provided that Non-employee Directors shall not be eligible to receive ISOs under the Plan. In making any determination as to whether an Employee or a Non-employee Director shall be granted an Option, the type of Option to be granted to an Employee, the number of shares to be covered by the Option, and other terms of the Option, the Committee shall take into account the duties of the Employee or the Non-employee Director, his present and potential contributions to the success of the Company or a Related Company, the tax implications to the Company and the Employee of any Option granted, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may provide in the Option that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

               7. Terms and Conditions of Discretionary Options. Options granted pursuant to Section 6 shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan and, for ISOs granted under this Plan, the provisions of
Section 422(b) of the Code, as the Committee shall deem desirable --

            (a) Number of Shares. The Option shall state the number of shares of Common Stock to which the Option pertains.

            (b) Price. Each Option granted under Section 6 shall state the Option price which shall be determined and fixed by the Committee in its discretion but shall not be less than the higher of 100 percent (110 percent in the case of an ISO granted to a more-than-10-percent stockholder, as provided in
                  Section 7(i)) of the fair market value of the optioned shares of Common Stock, or the par value thereof.

                  The fair market value of a share of Common Stock shall be the closing price of the Common Stock on a registered securities exchange or on an over-the-counter market on the last business day prior to the date of grant on which the Common Stock traded.

            (c)   Term.

                 (1)   ISOs. Subject to earlier termination as provided in
                       Section 7(e), (f), and (g) and in Section 10, the term of each ISO granted under Section 6 shall be not more than ten years (five years in the case of a more-than-10-percent stockholder, as discussed in Section 7(i)) from the date of grant.

                 (2)   NQSOs. Subject to earlier termination as provided in
                       Section 7(e), (f), and (g) and in Section 10, the term of each NQSO granted under Section 6 shall be not more than ten years from the date of grant.

            (d) Exercise. Options granted under Section 6 shall be exercisable in such installments and on such dates, as the Committee may specify. The Committee may accelerate the exercise date of any outstanding Option, in its discretion, if it deems such acceleration to be desirable.

            Any exercisable Options may be exercised at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part and from time to time, by giving written notice of exercise to the Company at its principal office, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares (or payment as soon as practicable after the exercise, in the case of an exercise arrangement approved by the Committee and described in paragraph (2)(C) below). Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

            The Option price shall be payable --

            (1)   in cash or its equivalent;

            (2) in the case of an ISO, if the Committee in its discretion causes the Option Agreement so to provide, and in the case of an NQSO, if the Committee in its discretion so determines at or prior to the time of exercise, then --

                  (A) in shares of Common Stock previously acquired by the Optionee; provided that (i) if such shares of Common Stock were acquired through the exercise of an ISO and are used to pay the Option price for ISOs, such shares have been held by the Employee for a period of not less than the holding period described in Section 422(a)(1) of the Code on the date of exercise, (ii) if such shares of Common Stock were acquired through the exercise of an NQSO (and are used to pay the Option price of an ISO or NQSO) or acquired through the exercise of an ISO (and are used to pay the Option price of an NQSO), such shares have been held by the Optionee for a period of not less than six months on the date of exercise, and (iii) if such shares of Common Stock were acquired through the vesting of a restricted stock award, such shares shall have vested in the Optionee at least six months prior to the date of exercise;

                  (B) in Company Common Stock newly acquired by the Optionee upon exercise of such Option (which shall constitute a disqualifying disposition in the case of an Option which is an ISO);

                  (C) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option;

                  (D) if the Optionee is designated as an "eligible participant," and if the Optionee thereafter so requests,
                       (i) the Company will loan the Optionee the money required to pay the exercise price of the Option; (ii) any such loan to an Optionee shall be made only at the time the Option is exercised; and (iii) the loan will be made on the Optionee's personal negotiable demand promissory note, bearing interest at the lowest rate which will avoid imputation of interest under Section 7872 of the Code, and including such other terms as the Committee prescribes; or

                  (E)  in any combination of (1), (2)(A), (2)(B), (2)(C) and
                       (2)(D) above.

                  In the event the Option price is paid, in whole or in part, with shares of Common Stock, the portion of the Option price so paid shall be equal to the aggregate fair market value (determined under Section 7(b), with reference to the date of exercise of the Option, rather than the date of grant) of the Common Stock so surrendered in payment of the Option price.

             (e) Termination of Employment or Board Membership. If an Employee's employment by the Company (and Related Companies) or a Non-employee Director's membership on the Board is terminated by either party prior to the expiration date fixed for his Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, or (ii) an accelerated expiration date determined by the Committee, in its discretion, and set forth in the Option Agreement; except that, subject to Section 10 hereof, such accelerated expiration date shall not be earlier than the date of the termination of the Employee's employment or the Non-employee Director's Board membership, and in the case of ISOs, such accelerated expiration date shall not be later than three months after such termination of employment.

             (f) Exercise upon Disability of Optionee. If an Optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code) during his employment or membership on the Board and, prior to the expiration date fixed for his Option, his employment or membership on the Board is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, or (ii) an accelerated termination date determined by the Committee, in its discretion, and set forth in the Option Agreement; except that, subject to Section 10 hereof, such accelerated termination date shall not be earlier than the date of the Optionee's termination of employment or Board membership by reason of disability, and in the case of ISOs, such accelerated termination date shall not be later than one year after such termination of employment. In the event of the Optionee's legal disability, such Option may be exercised by the Optionee's legal representative.

             (g) Exercise upon Death of Optionee. If an Optionee dies during his employment or Board membership, and prior to the expiration date fixed for his Option, or if an Optionee whose employment or Board membership is terminated for any reason, dies following his termination of employment or Board membership but prior to the earliest of (i) the expiration date fixed for his Option, (ii) the expiration of the period determined under paragraphs (e) and (f) above, or (iii) in the case of an ISO, three months following termination of employment, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his death, or to any greater extent permitted by the Committee, by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee. Such post-death exercise may occur at any time prior to the earlier of (i) the expiration date specified in such Option or (ii) an accelerated termination date determined by the Committee, in its discretion, and set forth in the Option Agreement; except that, subject to Section 10 hereof, such accelerated termination date shall not be later than three years after the date of death.

             (h) Non-Transferability. No ISO granted under Section 6 shall be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an ISO shall be exercisable only by the Optionee, or in the event of the Optionee's legal disability, by the Optionee's guardian or legal representative. Except as provided in an Optionee's Option Agreement, such limits on assignment, transfer and exercise shall also apply to NQSOs. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship.

             (i) Ten Percent Stockholder. If the Employee owns more than 10 percent of the total combined voting power of all shares of stock of the Company or of a Related Company at the time an ISO is granted to him (taking into account the attribution rules of Section 424(d) of the Code), the Option price for the ISO shall be not less than 110 percent of the fair market value (as determined under Section 7(b)) of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this paragraph shall not apply to NQSOs.

             (j) Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of the Company to deliver shares of Common Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements. If the exercise of any Option granted under Section 6 is subject to the withholding requirements of applicable federal tax law, the Committee, in its discretion, may permit or require the Employee to satisfy the federal, state and local withholding tax, in whole or in part, by electing to have the Company withhold shares of Common Stock subject to the exercise (or by returning previously acquired shares of Common Stock to the Company). The Company may not withhold shares in excess of the number necessary to satisfy the minimum federal, state and local tax withholding requirements. Shares of Common Stock shall be valued, for purposes of this paragraph, at their fair market value determined under Section 7(b), with reference to the date the amount attributable to the exercise of the Option is includable in income by the Employee under Section 83 of the Code (the "Determination Date"), rather than the date of grant.

                  If shares of Common Stock acquired by the exercise of an ISO are used to satisfy the withholding requirement described above, such shares of Common Stock must have been held by the Employee for a period of not less than the holding period described in Section 422(a)(1) of the Code as of the Determination Date.

                  The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this paragraph.

             (k) Loans. If an Optionee who is granted an Option under Section 6 is designated as an "eligible participant" by the Committee at the date of grant in the case of an ISO, or at or after the date of grant in the case of an NQSO, and if the Optionee thereafter so requests, the Company will loan the Optionee the money required to satisfy any regular income tax obligations (as opposed to alternative minimum tax obligations) resulting from the exercise of any Options. Any loan or loans to an Optionee shall be made only at the time any such tax resulting from such exercise is due. The Committee, in its discretion, may require an affidavit from the Optionee specifying the amount of the tax required to be paid and the date when such tax must be paid. The loan will be made on the Optionee's personal, negotiable, demand promissory note, bearing interest at the lowest rate which will avoid imputation of interest under Section 7872 of the Code, and including such other terms as the Committee prescribes.

       8.     Formula Grants to Full-Time Employees Who Are Not Executive
Officers.

             (a) Grant. Each full-time Employee who is not an executive officer of the Company or a Related Company shall be granted an Option to purchase 100 shares of Common Stock as provided in this
                  Section 8. Such Option shall be granted on the later of (i) December 18, 1998, or (ii) the date the Employee becomes a full-time Employee (as a result of hire or a change in status from part-time to full-time Employee). No Employee shall receive more than one Option grant under this Section 8.

             (b) Type of Option. Each Option granted under this Section 8 on December 18, 1998 shall be an NQSO. Each Option granted under this Section 8 after December 18, 1998 shall, unless the Code otherwise requires or the Committee otherwise determines, be an ISO.

             (c) Terms and Conditions of Formula Options. Options granted under this Section 8 shall include expressly or by reference the following terms and conditions --

                  (1) Number of Shares. The Option shall state the number of shares of Common Stock to which the Option pertains.

                  (2) Price. The Option price of each Option granted under this Section 8 shall be the higher of 100 percent (110 percent in the case of an ISO granted to a more-than-10-percent stockholder, as provided in
                          Section 7(i)) of the fair market value (as defined in
                          Section 7(b)) of the optioned shares of Common Stock, or the par value thereof.

                  (3)     Term. Subject to earlier termination as provided in
                          Section 8(c)(5), (6) and (7) and in Section 10 hereof, the term of each Option granted under this Section 8 shall be ten years (five years in the case of an ISO granted to a more-than-ten-percent stockholder, as discussed in Section 7(i) above) from the date of grant.

                  (4) Exercise. Effective April 23, 1999, each Option granted under this Section 8 shall become fully exercisable on the earliest of (i) the date the Optionee completes one Year of Vesting Service, (ii) the first anniversary of the date the Option is granted if the Optionee is then in the employ of the Company or a Related Company, or (iii) on the Optionee's death or disability (as defined in Section 22(e)(3) of the Code) while in the employ of the Company or a Related Company. In addition, the Committee may accelerate the exercise date of any outstanding Option, in its discretion, if it deems such acceleration to be desirable. For purposes of this Section 8(c)(4), Year of Vesting Service shall have the meaning set forth in Article I of (i) the Pegasus Communications Savings Plan, as it may be amended from time to time, if the Employee is an eligible employee thereunder or (ii) the Pegasus Communications Puerto Rico Savings Plan, as it may be amended from time to time, if the Employee is an eligible employee thereunder; provided, however, that an Employee shall not complete a Year of Vesting Service for purposes of this Plan until the last day of the 12-month computation period in which such Year is being measured.

                  Any exercisable Options may be exercised at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part and from time to time, by giving written notice of exercise to the Company at its principal office, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares (or payment as soon as practicable after the exercise, in the case of an exercise arrangement described in paragraph (C) below). Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

         The Option price shall be payable --

                          (A)  in cash or its equivalent;

                          (B) in shares of Common Stock previously acquired by the Optionee; provided that (i) if such shares of Common Stock were acquired through the exercise of an ISO and are used to pay the Option price for ISOs, such shares have been held by the Employee for a period of not less than the holding period described in Section 422(a)(1) of the Code on the date of exercise, (ii) if such shares of Common Stock were acquired through the exercise of an NQSO (and used to pay the Option price for ISOs or NQSOs) or acquired through the exercise of an ISO (and used to pay the Option price for NQSOs), such shares have been held by the Optionee for a period of not less than six months on the date of exercise, and (iii) if such shares of Common Stock were acquired through the vesting of a restricted stock award, such shares shall have vested in the Optionee at least six months prior to the date of exercise;

                          (C) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or

                          (D)  in any combination of (A), (B) and (C) above.

                  In the event the Option price is paid, in whole or in part, with shares of Common Stock, the portion of the Option price so paid shall be equal to the aggregate fair market value (determined under Section 7(b), with reference to the date of exercise of the Option, rather than the date of grant) of the Common Stock so surrendered in payment of the Option price.

                  (5) Termination of Employment. If an Employee's employment by the Company (and Related Companies) is terminated by either party prior to the expiration date fixed for his Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, by the Optionee at any time prior to the earliest of (i) the expiration date specified in such Option, (ii) three months after such termination of employment, or (iii) termination of such Option under Section 10.

                  (6) Exercise upon Disability of Optionee. If an Optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code) during his employment and prior to the expiration date fixed for his Option, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination by the Optionee at any time prior to the earliest of (i) the expiration date specified in such Option, (ii) one year after such termination of employment, or (iii) termination of such Option under Section 10. In the event of the Optionee's legal disability, such Option may be exercised by the Optionee's legal representative.

                  (7) Exercise upon Death of Optionee. If an Optionee dies during his employment, and prior to the expiration date fixed for his Option, or if an Optionee whose employment is terminated for any reason, dies following his termination of employment but prior to the earliest of (A) the expiration date fixed for his Option, (B) the expiration of the period determined under paragraphs (5) and (6) above, or (C) in the case of an ISO, three months following termination of employment, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his death, by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee. Such post-death exercise may occur at any time prior to the earliest of (i) the expiration date specified in such Option, (ii) one year after the date of death, or (iii) termination of such Option under Section 10.

                  (8)     Non-Transferability. No Option granted under this
                          Section 8 shall be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, all Options granted under this Section 8 shall be exercisable only by the Optionee, or, in the event of the Optionee's legal disability, by the Optionee's guardian or legal representative. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship.

                  (9) Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of the Company to deliver shares of Common Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements. If the exercise of any Option granted under this Section 8 is subject to the withholding requirements of applicable federal tax law, the Employee may satisfy the federal, state and local withholding tax, in whole or in part, by electing to have the Company withhold shares of Common Stock subject to the exercise (or by returning previously acquired shares of Common Stock to the Company). The Company may not withhold shares in excess of the number necessary to satisfy the minimum federal, state and local tax withholding requirements. Shares of Common Stock shall be valued, for purposes of this paragraph, at their fair market value determined under Section 7(b), with reference to the Determination Date (as defined in Section 7(j)), rather than the date of grant.

                  If shares of Common Stock acquired by the exercise of an ISO are used to satisfy the withholding requirement described above, such shares of Common Stock must have been held by the Employee for a period of not less than the holding period described in Section 422(a)(1) of the Code as of the Determination Date.

                  The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this paragraph.

     9. Capital Adjustments. The number of shares which may be issued under the Plan, the maximum number of shares with respect to which Options may be granted to any Employee under the Plan (as stated in Section 4 hereof), the number of shares subject to an Option to be granted under Section 8, and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option price per share under such outstanding Options) shall be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, spin-off, share combination, or similar change in the capitalization of the Company; provided, however, that no such adjustment shall be made to an outstanding ISO if such adjustment would constitute a modification under Section 424(h) of the Code, unless the Optionee consents to such adjustment. In the event any such change in capitalization cannot be reflected in a straight mathematical adjustment of the number of shares issuable upon the exercise of outstanding Options (and a straight mathematical adjustment of the exercise price thereof), the Committee shall make such adjustments as are appropriate to reflect most nearly such straight mathematical adjustment. Such adjustments shall be made only as necessary to maintain the proportionate interest of Optionees, and preserve, without exceeding, the value of Options.

     10. Certain Corporate Transactions. In the event of a corporate transaction (as that term is described in Section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), the surviving or successor corporation shall assume each outstanding Option or substitute a new option for each outstanding Option; provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options, the Committee shall give each Optionee holding an Option to be terminated not less than seven days' notice prior to any such termination, and any Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, as provided in Section 7(d) and Section 8(c)(4), the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

         The Committee also may, in its discretion, change the terms of any outstanding Option to reflect any such corporate transaction, provided that, in the case of ISOs, such change does not constitute a "modification" under Section 424(h) of the Code, unless the Option holder consents to the change.

11.      Change in Control.

         (a) Full Vesting. Notwithstanding any other provision of this Plan, all outstanding Options shall become fully vested and exercisable upon a Change in Control.

         (b) Definitions. The following definitions shall apply for purposes of this Section --

               (1) "Change in Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) other than the Principal or his Related Parties, (ii) the adoption of a plan relating to the liquidation or dissolution of the Company, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, upon the happening of an event or otherwise), of more of the voting stock of the Company than is "beneficially owned" (as defined above) at such time by the Principal and his Related Parties, or (iv) the first day on which a majority of the members of the Board are not Continuing Directors.

               (2) "Continuing Directors" means, as of any date of determination, any member of the Board who (i) was a member of the Board on September 30, 1996, or (ii) was nominated for election or elected to the Board with approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

               (3) "Person" shall have the meaning set forth in the indenture dated July 7, 1995, by and among Pegasus Media & Communications, Inc., certain of its subsidiaries, and First Union National Bank and Trustee.

               (4)    "Principal" means Marshall W. Pagon.

               (5) "Related Party" means (A) any immediate family member of the Principal or (B) any trust, corporation, partnership or other entity, more than 50% of the voting equity interests of which are owned directly or indirectly by, and which is controlled by, the Principal and/or such other Persons referred to in the immediately preceding clause (A). For purposes of this definition, (i) "immediate family member" means spouse, parent, step-parent, child, sibling or step-sibling, and (ii) "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control. In addition, the Principal's estate shall be deemed to be a Related Party until such time as such estate is distributed in accordance with the Principal's will or applicable state law.

         12. Amendment or Termination of the Plan.

             (a) In General. The Board, pursuant to a written resolution, from time to time may suspend or terminate the Plan or amend it, and the Committee may amend any outstanding Options in any respect whatsoever; except that, without the approval of the stockholders (given in the manner set forth in paragraph (b) below) --

                     (1) the class of employees eligible to receive ISOs shall not be changed;

                     (2) the maximum number of shares of Common Stock with respect to which Options may be granted under the Plan shall not be increased, except as permitted under Section 9 hereof;

                     (3) the duration of the Plan under Section 18 hereof with respect to any ISOs granted hereunder shall not be extended; and

                     (4) no amendment requiring stockholder approval pursuant to Treas. Reg.ss. 1.162-27(e)(4)(vi) or any successor thereto may be made (to the extent compliance with Section 162(m) of the Code is desired).

             Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

             (b) Manner of Stockholder Approval. The approval of stockholders must be effected --

                     (1) By a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring stockholder approval (i.e., an action on which stockholders would be entitled to vote if the action were taken at a duly held stockholders' meeting); or

                     (2) By a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

     13. Absence of Rights. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Committee shall have granted such individual an Option (or unless and until such Option shall have been granted under Section 8), and then his rights shall be only such as are provided by the Option Agreement.

                  Any Option under the Plan shall not entitle the holder thereof to any rights as a stockholder of the Company prior to the exercise of such Option and the issuance of the shares pursuant thereto. Further, notwithstanding any provisions of the Plan or the Option Agreement with an Employee, the Company and any Related Company shall have the right, in its discretion but subject to any employment contract entered into with the Employee, to retire the Employee at any time pursuant to its retirement rules or otherwise to terminate his employment at any time for any reason whatsoever.

     14. Indemnification of Board and Committee. Without limiting any other rights of indemnification which they may have from the Company and any Related Company, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Company's by-laws or Delaware law.

     15. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted under the Plan shall be used for general corporate purposes. Any cash received in payment for shares upon exercise of an Option shall be added to the general funds of the Company and shall be used for its corporate purposes. Any Common Stock received in payment for shares upon exercise of an Option shall become treasury stock.

     16. Stockholder Approval. This amended and restated Plan shall become effective on April 23, 1999; provided, however, that if stockholders do not approve (in the manner described in Section 12(b) hereof) the expansion of the class of employees who are eligible to receive ISOs hereunder, on or before December 17, 1999, any ISOs granted hereunder to Employees who are not executive officers of the Company or a Related Company shall be null and void and no additional ISO shall be granted hereunder to an Employee who is not an executive officer of the Company or Related Company.

     17. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.

     18. Termination of Plan. Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on September 29, 2006, which date is within 10 years after the date the Plan was adopted by the Board, or the date the Plan was approved by the stockholders of the Company, whichever is earlier, and no Options hereunder shall be granted thereafter. Nothing contained in this Section, however, shall terminate or affect the continued existence of rights created under Options issued hereunder, and outstanding on the date set forth in the preceding sentence, which by their terms extend beyond such date.

     19. Governing Law. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Delaware shall govern the operation of, and the rights of Employees and Non-employee Directors under, the Plan and Options granted thereunder.

     20. Option Agreements - Other Provisions. Options granted under the Plan shall be evidenced by written documents ("Option Agreements") in such form as the Committee shall from time to time approve, and containing such provisions not inconsistent with the provisions of the Plan (and, for ISOs granted pursuant to the Plan, not inconsistent with Section 422(b) of the Code), as the Committee shall deem advisable. The Option Agreements shall specify whether the Option is an ISO or NQSO. Each Optionee shall enter into, and be bound by, an Option Agreement as soon as practicable after the grant of an Option.

     21. Listing and Registration of Shares. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares of Common Stock thereunder, or that action by the Company or by the Optionee should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Optionee or his legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

     22. Special Provisions Regarding Digital Television Services, Inc. Digital Television Services, Inc. ("DTS") became a wholly-owned subsidiary of the Company by means of the merger (the "Merger") of a wholly-owned subsidiary of the Company into DTS pursuant to the Agreement and Plan of Merger dated January 8, 1998 (the "Merger Agreement") among the Company, DTS, Pegasus DTS Merger Sub, Inc. and certain stockholders of the Company and DTS. Section 2.12 of the Merger Agreement provides that the Company will assume certain outstanding DTS options specified therein. Section 2.12 of the Merger Agreement also provides that such DTS options will be replaced with options (the "Replacement Options") to purchase the number of shares of Common Stock equal to the "conversion ratio" (as defined in the Merger Agreement) times the number of shares of DTS common stock issuable upon the exercise of such options, for an exercise price equal to the exercise price applicable to such options divided by the "conversion ratio."

         Each Replacement Option shall be exercisable under the Plan in accordance with the terms of the agreement entered into between the Company and the holder of the Replacement Option (the "Replacement Agreement"), the terms of which shall govern in the event of any conflict with the provisions of the Plan.

         The following provisions of the Plan shall not apply to the Replacement
Options:

         (i)      Section 11 ("Change in Control");

         (ii) Section 7(d)(2)(D) (regarding payment of exercise price with the proceeds of a loan from the Company); and

         (iii) Section 7(k) (regarding payment of income tax obligations with the proceeds of a loan from the Company).

         In addition, any provision of the Plan that would provide an additional benefit (within the meaning of Section 424(a)(2) of the Code and Treasury Regulations thereunder) shall not apply to the Replacement Options.

                                                                    APPENDIX B

                             PEGASUS COMMUNICATIONS
                              RESTRICTED STOCK PLAN
     (As Amended and Restated, Generally Effective As of December 18, 1998)

                                   SECTION 1
                                     Purpose

                  This Pegasus Communications Restricted Stock Plan is intended to provide a means whereby PCC may, through the grant of Common Stock subject to vesting requirements to employees of Pegasus, attract and retain such individuals and motivate them to exercise their best efforts on behalf of Pegasus. With respect to Discretionary Awards and Profit Sharing Awards made after December 31, 1998, a Grantee may elect to receive an Option in lieu of all or any part of a grant of Common Stock subject to vesting requirements. With respect to Discretionary Awards made on or after April 23, 1999, an Officer may elect to receive cash or an Option to purchase Common Stock in lieu of all or any part of a grant of Common Stock subject to vesting requirements.

                                   SECTION 2
                                   Definitions

                  Whenever the following terms are used in this Plan, they shall have the meanings specified below, unless the context clearly indicates to the contrary:

                  (a) "Awards" shall mean Special Recognition Awards, Profit-Sharing Awards, Excess Awards and Discretionary Awards.

                  (b) "Award Agreement" shall mean the written document described in Section 13(c) evidencing Awards made pursuant to the Plan.

                  (c) "Board" shall mean the Board of Directors of PCC.

                  (d) "Business Unit Location Cash Flow" shall mean income from the business unit's operations before management fees, depreciation, amortization (other than amortization of film contracts), and incentive compensation (including contributions under the Plan and the Savings Plan).

                  (e) "Code" shall mean, as applicable, the Internal Revenue Code of 1986, as amended, or the Puerto Rico Internal Revenue Code of 1994, as amended.

                  (f) "Committee" shall mean the administrator of the Plan with respect to Special Recognition Awards and Discretionary Awards to Officers, which shall be a committee of the Board or the Board, in accordance with Section 3(a).

                  (g) "Common Stock" shall mean the Class A Common Stock of PCC.

                  (h) "Company Matching Contributions" shall have the meaning set forth in Article I of the Savings Plan.

                  (i) "Company-Wide Location Cash Flow" shall mean income from Pegasus operations before management fees, depreciation, amortization (other than amortization of film contracts), and incentive compensation (including contributions under the Plan and the Savings Plan).

                  (j) "Disability" shall have the meaning set forth in Article I of the Savings Plan.

                  (k) "Discretionary Awards" shall mean the discretionary awards described in Section 6(d).

                  (l) "Excess Awards" shall mean the formula awards described in
Section 6(c).

                  (m) "Fair Market Value" shall mean the closing price of the Common Stock on a registered securities exchange or on an over-the-counter market on the last business day prior to the date of grant on which Common Stock traded.

                  (n) "Grantee" shall mean an individual who has received an Award under the Plan.

                  (o) "ISO" shall mean an option which, at the time such option is granted, qualifies as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and which is designated as an ISO in the Award Agreement.

                  (p) "Management Committee" shall mean the committee authorized by the Board to administer the Plan with respect to all Awards other than Special Recognition Awards and Discretionary Awards to Officers.

                  (q) "NQSO" shall mean an option which, at the time such option is granted, does not meet the definition of an ISO, whether or not it is designated as an NQSO in the Award Agreement.

                  (r) "Officers" shall mean employees who are officers, within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor thereto.

                  (s) "Option" shall mean an ISO or an NQSO granted to an employee in lieu of Common Stock subject to a vesting schedule, pursuant to the employee's election under Section 8(a).

                  (t) "PCC" shall mean Pegasus Communications Corporation.

                  (u) "Pegasus" shall mean Pegasus Communications Holdings, Inc. and its direct and indirect subsidiaries, whether in corporate, partnership or any other form.

                  (v) "Plan" shall mean the Pegasus Communications Restricted Stock Plan, as set forth in this document and as it may be amended from time to time.

                  (w) "Plan Administrator" shall mean -

                        (1) With respect to Special Recognition Awards and
             Discretionary Awards to Officers, the Committee; and

                        (2) With respect to all other Awards, the Management
             Committee.

                  (x) "Profit-Sharing Awards" shall mean the formula awards described in Section 6(b).

                  (y) "Rollover Matching Contributions" shall have the meaning set forth in Article I of the Savings Plan.

                  (z) "Salary" shall have the meaning set forth in Article I of the Savings Plan.

                  (aa) "Savings Plan" shall mean, as applicable, the Pegasus Communications Savings Plan, effective January 1, 1996, and as it may be amended from time to time, or the Pegasus

Communications Puerto Rico Savings Plan, effective October 1, 1996, and as it may be amended from time to time.

                  (bb) "Special Recognition Awards" shall mean the awards described in Section 6(a).

                  (cc) "Year Over Year Increase in Business Unit Location Cash Flow" shall mean, with respect to any year, the excess of the Business Unit Location Cash Flow for such year over the Business Unit Location Cash Flow for the preceding year, determined on a pro forma basis by the Board or a committee thereof. For purposes of determining the excess of the Business Unit Location Cash Flow in the first calendar year in which a business unit becomes a business unit of Pegasus ("Year 1") over the Business Unit Location Cash Flow for the preceding year ("Year 0"), the Business Unit Location Cash Flow attributable to the period in Year 1 during which the business unit was a business unit of Pegasus shall be compared to the business unit's income -- before management fees, depreciation, amortization (other than amortization of film contracts), and incentive compensation (including contributions under any qualified or nonqualified plan) -- from non-Pegasus operations during the same period in Year
0. For purposes of determining the excess of the Business Unit Location Cash Flow for the succeeding year ("Year 2") over the Business Unit Location Cash Flow for Year 1, the Business Unit Location Cash Flow attributable to the period in Year 1 during which the business unit was a business unit of Pegasus shall be compared to the Business Unit Location Cash Flow during the same period in Year 2.

                  (dd) "Year Over Year Increase in Company-Wide Location Cash Flow" shall have the meaning set forth in Article I of the Savings Plan.

                  (ee) "Years of Vesting Service" shall have the meaning set forth in Article I of the Savings Plan; provided, however, that a Grantee shall not complete a Year of Vesting Service for purposes of this Plan until the last day of the 12-month computation period in which such Year is being measured.

                                   SECTION 3
                                 Administration

                  The Plan shall be administered as follows:

                  (a) Special Recognition Awards and Discretionary Awards to Officers. With respect to Special Recognition Awards and Discretionary Awards to Officers, the Plan shall be administered:

                  (1) By a committee, which shall consist solely of not fewer than two directors of PCC who shall be appointed by, and shall serve at the pleasure of, the Board, taking into consideration the rules under
         Section 16(b) of the Exchange Act and the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended; or

                  (2) In the event a committee has not been established in accordance with paragraph 1, by the entire Board;

provided, however, that a member of the Board shall not participate in a vote approving an Award to himself or herself to the extent provided under the laws of the State of Delaware governing corporate self-dealing. The Plan Administrator with respect to Special Recognition Awards and Discretionary Awards to Officers shall hereinafter be referred to as the "Committee." Each member of the Committee, while serving as such, shall be deemed to be acting in his capacity as a director of PCC.

                  The Committee shall have full authority, upon consideration of recommendations by the Management Committee and subject to the terms of the Plan, to select the Officers to be granted Special Recognition Awards and Discretionary Awards under the Plan, to grant Special Recognition Awards and Discretionary Awards to Officers on behalf of PCC, and to set the date of grant and the other terms of such Awards. The Committee shall also have full authority to make certain determinations with respect to an Option granted pursuant to an Officer's election, as described in Section 8.

                  (b) All Other Awards. With respect to all Awards other than Special Recognition Awards and Discretionary Awards to Officers, the Plan shall be administered by the Management Committee. With respect to Special Recognition Awards and Discretionary Awards to employees who are not Officers, the Management Committee shall have full authority, subject to the terms of the Plan, to select the employees to be granted such Awards under the Plan, to grant such Awards on behalf of PCC, and to set the date of grant and the other terms of such Awards. The Management Committee shall also have full authority to make certain determinations with respect to an Option granted pursuant to the election of an employee who is not an Officer, as described in Section 8.

                  The terms and conditions of Profit-Sharing Awards and Excess Awards are intended to be fixed in advance. Consequently, Profit-Sharing Awards and Excess Awards shall be as set forth in Sections 6(b) and 6(c), respectively, of the Plan, and the Management Committee shall not have any discretionary authority with respect thereto, except as provided in Section 8 (regarding Options).

                  (c) In General. The Plan Administrator may correct any defect, supply any omission and reconcile any inconsistency in the Plan and in any Award granted hereunder to the extent it shall deem desirable. The Plan Administrator also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify, or rescind any such rules and regulations, and to make such determinations, and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon PCC, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors, and assigns and upon all other persons claiming under or through any of them.

                  No member of the Board, the Committee or the Management Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

                                   SECTION 4
                                   Eligibility

                  More than one Award may be granted to an employee who is eligible to receive an Award under the Plan. Employees shall be eligible to receive Awards as follows:

                  (a) Special Recognition Awards. All employees of Pegasus shall be eligible to receive Special Recognition Awards.

                  (b) Profit-Sharing Awards. A General Manager, Department Manager or Corporate Manager shall be eligible to receive a Profit-Sharing Award with respect to a year if:

                  (1) He is not an Officer on the date the Award is made; and

                  (2) He is employed by Pegasus as a Manager on:

                        (A) June 30 of the year for which the Profit-Sharing
                            Award is made; and

                        (B) The date the Profit-Sharing Award is made.

                  (c) Excess Awards. A Participant in the Savings Plan shall be eligible to receive an Excess Award if contributions on his behalf under the Savings Plan are limited by certain limitations imposed by the Code, as described in Section 6(c), and he is employed by Pegasus on the date the Excess Award is made.

                  (d) Discretionary Awards. All employees of Pegasus shall be eligible to receive Discretionary Awards.

                  Special Recognition Awards and Profit-Sharing Awards shall be made as soon as practicable after the financial information necessary for determining the amount of the Award is available (absent extraordinary circumstances, on or before the March 31 following the year for which the Award is made). Excess Awards shall be made as soon as practicable after the availability of the information required to determine whether contributions under the Savings Plan on behalf of a Participant with respect to a year are limited (absent extraordinary circumstances, on or before the March 15 following the Savings Plan year for which such contribution is limited).

                                   SECTION 5
                                      Stock

                  The number of shares of Common Stock that may be subject to Awards under the Plan shall be 350,000 shares, subject to adjustment as hereinafter provided. Common Stock issuable under the Plan may be authorized but unissued shares or reacquired shares, and PCC may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.
                  Any Common Stock subject to an Award which is forfeited shall continue to be available for the granting of Awards under the Plan.

                                   SECTION 6
                                 Amount of Award

                  (a) Special Recognition Awards. The Plan Administrator, in its sole discretion, shall determine the amount of the annual Special Recognition Award, if any, to be made on behalf of an eligible employee described in Section 4(a); provided, however, that the Fair Market Value of the Common Stock covered by the annual Special Recognition Awards for any year to all employees in the aggregate, determined as of the date the Awards are granted, shall not exceed the sum of (1) five percent of the Year Over Year Increase in Company-Wide Location Cash Flow, plus (2) the Year Over Year Increase in Company-Wide Location Cash Flow which could have been awarded as a Special Recognition Award in the preceding year, and was not. Special Recognition Awards may be granted for consistency (awarded to a team of employees), initiative (a team or individual award), problem solving (a team or individual award), and individual excellence.

                  (b) Profit-Sharing Awards. An annual Profit-Sharing Award of Common Stock shall be made to each eligible employee described in Section 4(b). Except as provided in Section 8(c), the number of shares of Common Stock covered by an annual Profit-Sharing Award shall be determined as follows --

                  (1) General Managers. The number of shares of Common Stock covered by the annual Profit-Sharing Award to each eligible employee who is a General Manager shall equal the quotient of (A) six percent of the Year Over Year Increase in Business Unit Location Cash Flow of the General Manager's business unit, divided by (B) the Fair Market Value of a share of Common Stock.

                  (2) Department Managers. The number of shares of Common Stock covered by an annual Profit-Sharing Award to Department Managers in a business unit in the aggregate shall equal the quotient of (A) six percent of the Year Over Year Increase in Business Unit Location Cash Flow of the Department Manager's business unit, divided by (B) the Fair Market Value of a share of Common Stock. Such shares shall be allocated, per capita, to each eligible employee who is a Department Manager in the business unit; provided, however, that the shares allocated to any Department Manager pursuant to an annual Profit-Sharing Award shall not exceed the shares that would have been allocated to the Department Manager if all Department Manager positions in the business unit were filled on June 30 of the year for which the Profit-Sharing Award is being made and the date the Profit-Sharing Award is made. Any shares that may not be allocated on account of the limitation set forth in the previous sentence shall not be subject to the annual Profit-Sharing Award for the year in which such limitation applies.

                  (3) Corporate Managers. The number of shares of Common Stock covered by an annual Profit-Sharing Award to eligible employees who are Corporate Managers in the aggregate shall equal the quotient of (A) three percent of the Year Over Year Increase in Company-Wide Location Cash Flow, divided by (B) the Fair Market Value of a share of Common Stock. Such shares shall be allocated to each eligible employee who is a Corporate Manager in the same proportion that such Corporate Manager's Salary for such year bears to the total Salary of all Corporate Managers entitled to a Profit-Sharing Award for such year.

                  (c) Excess Awards. The number of shares of Common Stock covered by an Excess Award made on behalf of an eligible employee described in
Section 4(c) with respect to any year shall equal the quotient of -

                        (1) The sum of --

                               (A) Company Matching Contributions which were not
                  contributed to the Savings Plan on the eligible employee's behalf for such year because of any Code provision that limits such contributions, plus

                               (B) Rollover Matching Contributions which were
                  not contributed to the Savings Plan on the eligible employee's behalf for such year because of any Code provision that limits such contributions; divided by

                        (2) The Fair Market Value of a share of Common Stock.

                  (d) Discretionary Awards. The Plan Administrator, in its sole discretion, shall determine the amount of the Discretionary Award, if any, to be made on behalf of an eligible employee described in Section 4(d). Discretionary Awards granted after December 31, 1998 shall be payable in Common Stock subject to vesting requirements or, to the extent elected by the Grantee under Section 8(a), in the form of an Option. Effective with respect to Discretionary Awards granted to an Officer on or after April 23, 1999, the Officer may elect, before the date of grant and in accordance with procedures established by the Plan Administrator or its delegate, to receive such an Award in the form of (i) Common Stock subject to vesting requirements, (ii) an Option described in
Section 8, (iii) cash, or (iv) in any combination of the foregoing; provided, however, that the amount of cash payable under a Discretionary Award shall not exceed 33-1/3% of the Officer's base salary for the year in which the Discretionary Award is made. The Officer's vesting percentage under Section 7 shall be applied to the portions of the Discretionary Award payable in the form of an Option and Common Stock, but not to the portion of the Discretionary Award payable in cash. Any cash payable pursuant to such an election shall be payable as soon as practicable after the Discretionary Award is made.

                                   SECTION 7
                                     Vesting

                  (a) Special Recognition Awards. A Grantee shall be 100% vested in a Special Recognition Award made on or after April 30, 1998 on the date such Award is made. A Grantee shall be 100% vested in a Special Recognition Award made before April 30, 1998 on April 30, 1998 to the extent such Award has not been forfeited or become fully vested prior to April 30, 1998.

                  (b) Awards Other than Special Recognition Awards.

                       (1) Death, Disability. A Grantee shall be 100% vested in his Profit-Sharing Awards, Excess Awards and Discretionary Awards under the Plan when he -

                                (A) Incurs a Disability; or

                                (B) Dies.

                       (2) Vesting Schedule. Except as otherwise provided in paragraph (1), a Grantee shall be 100% vested in his Profit-Sharing Awards, Excess Awards and Discretionary Awards under the Plan in accordance with the following schedule -
                                                     Percentage of Shares
                                                        Subject to Awards
                 Years of Vesting Service            That Are 100% Vested
                 ------------------------            --------------------
                    Fewer than 2                               0
                    2 but fewer than 3                        34
                    3 but fewer than 4                        67
                    4 or more                                100

Notwithstanding the foregoing, (A) an Officer shall be 100% vested in any portion of his Discretionary Award that is payable in cash, and (B) the Plan Administrator may accelerate the vesting of an Award when granted or at any time thereafter, in its discretion, if it deems such acceleration to be desirable.

                  (c) Forfeiture. Any shares of Common Stock covered by a Grantee's Awards that are not vested pursuant to subsection (a) or subsection
(b) shall be immediately forfeited upon the Grantee's voluntary or involuntary termination of employment by Pegasus.

                                    SECTION 8
      Election To Receive Option in Lieu of Common Stock Subject to
                              Vesting Requirements

                  (a) Election. An employee may elect to receive all or any portion of a Discretionary Award and/or Profit-Sharing Award granted after December 31, 1998 in the form of an Option described in this Section 8 in lieu of Common Stock subject to vesting requirements. Such an election shall be made before the date of grant in accordance with procedures established by the Plan Administrator or its delegate. In no event, however, may an employee elect to receive Options for more than 50,000 shares of Common Stock (as adjusted pursuant to Section 9) under this Section 8 in any calendar year. If an Option is cancelled, the shares of Common Stock covered by the cancelled Option shall be counted against the maximum number of shares for which Options may be granted to a single employee.

                  (b) Date of Grant. The date of grant for an Option granted pursuant to a Grantee's election under Section 8(a) shall be the date such Award would have been made under Section 4 absent such an election.

                  (c) Number of Shares Subject to Option. The number of shares of Common Stock subject to an Option granted pursuant to a Grantee's election under Section 8(a) shall be equal to the total number of shares of Common Stock which would have been covered by the Grantee's Award (determined pursuant to Section 6(b) or (d), as applicable) without giving effect to any election to receive the Award in a form other than Common Stock subject to vesting requirements, multiplied by (i) the percentage of the Award the Grantee has elected to have paid in the form of an Option, and (ii) a conversion factor. The conversion factor shall be determined pursuant to a valuation formula established by the Plan Administrator or its delegate.

                  (d) Type of Option. Each Option granted under this Section 8 shall, unless the Code otherwise requires or the Plan Administrator otherwise determines, be an ISO, provided stockholder approval of the Plan (as amended and restated) is obtained within 12 months after December 18, 1998. The aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by an employee during any calendar year (counting ISOs under this Plan and incentive stock options under any stock option plan of Pegasus) shall not exceed $100,000. If an Option intended as an ISO is granted to an employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limitation, the Option shall be treated as an ISO to the extent it may be so treated under the limitation and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limitation to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

                  (e) Terms and Conditions of Options. Options granted under this Section 8 in lieu of Common Stock subject to vesting requirements shall include expressly or by reference the following terms and conditions -

                       (1) Number of Shares. The Option shall state the number of shares of Common Stock to which the Option pertains.

                       (2) Price. The Option price of each Option granted under this Section 8 shall be the higher of 100 percent (110 percent in the case of an ISO granted to a more-than-10-percent stockholder, as provided in Section 8(e)(10)) of the Fair Market Value of the optioned shares of Common Stock, or the par value thereof.

                       (3) Term. Subject to earlier termination as provided in
         Section 8(e)(5), (6) and (7) and in Section 9 hereof, the term of each Option granted under this Section 8 shall be ten years (five years in the case of an ISO granted to a more-than-ten-percent stockholder, as discussed in Section 8(e)(10)) from the date of grant, or such lesser term as the Plan Administrator, in its sole discretion, shall permit the Grantee to elect on or before the date of grant.

                       (4) Exercise. Each Option granted under this Section 8 shall become exercisable in accordance with the following schedule:

                                               Percentage of Shares Subject
              Years of Vesting Service         to Option That Are Exercisable
              ------------------------         ------------------------------
                  fewer than 2                  0
                  2 but fewer than 3           34%
                  3 but fewer than 4           an additional 33%
                  4 or more                    an additional 33%

         If the Grantee has completed four or more Years of Vesting Service on the date of grant, the Option shall be fully exercisable on the date of grant.

                           Notwithstanding the foregoing, an Option granted under this Section 8 shall become fully exercisable upon the Grantee's death or Disability while in the employ of Pegasus. In addition, the Plan Administrator may accelerate the exercise date of any Option when granted or at any time thereafter, in its discretion, if it deems such acceleration to be desirable.

                           Any exercisable Options may be exercised at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part and from time to time, by giving written notice of exercise to Pegasus at its principal office, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares (or payment as soon as practicable after the exercise, in the case of an exercise arrangement described in paragraph (C) below). Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

                  The Option price shall be payable -

                        (A) in cash or its equivalent;

                        (B) in shares of Common Stock previously acquired by the
                  Grantee; provided that (i) if such shares of Common Stock were acquired through the exercise of an ISO and are used to pay the Option price for an ISO, such shares have been held by the Grantee for a period of not less than the holding period described in Section 422(a)(1) of the Internal Revenue Code of 1986, as amended on the date of exercise, (ii) if such shares of Common Stock were acquired through the exercise of an NQSO (and are used to pay the Option price for an ISO or an NQSO) or acquired through the exercise of an ISO (and are used to pay the Option price for an NQSO), such shares have been held by the Grantee for a period of not less than six months on the date of exercise, and (iii) if such shares of Common Stock were acquired through the vesting of a restricted stock award, such shares shall have vested in the Grantee at least six months prior to the date of exercise;

                        (C) by delivering a properly executed notice of exercise
                  of the Option to Pegasus and a broker, with irrevocable instructions to the broker promptly to deliver to Pegasus the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or

                        (D) in any combination of (A), (B) and (C) above.

                      In the event the Option price is paid, in whole or in
                  part, with shares of Common Stock, the portion of the Option price so paid shall be equal to the aggregate fair market value (determined under Section 2(m), with reference to the date of exercise of the Option, rather than the date of grant) of the Common Stock so surrendered in payment of the Option price.

                      (5) Termination of Employment. If a Grantee's employment
                  by Pegasus is terminated by either party prior to the expiration date fixed for his Option for any reason other than death or Disability, such Option may be exercised, to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such termination, by the Grantee any time prior to the earliest of
                  (i) the expiration date specified in such Option, (ii) three months after such termination of employment, or (iii) termination of such Option under Section 9.

                      (6) Exercise upon Disability of Grantee. If a Grantee
                  becomes Disabled during his employment and prior to the expiration date fixed for his Option, such Option may be exercised, to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such termination by the Grantee at any time prior to the earliest of (i) the expiration date specified in such Option,
                  (ii) one year after such termination of employment, or (iii) termination of such Option under Section 9. In the event of the Grantee's legal disability, such Option may be exercised by the Grantee's legal representative.

                      (7) Exercise upon Death of Grantee. If a Grantee dies
                  during his employment, and prior to the expiration date fixed for his Option, or if a Grantee whose employment is terminated for any reason, dies following his termination of employment but prior to the earliest of (A) the expiration date fixed for his Option, (B) the expiration of the period determined under paragraphs (5) and (6) above, or (C) in the case of an ISO, three months following termination of employment, such Option may be exercised, to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of his death, by the Grantee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Grantee. Such post-death exercise may occur at any time prior to the earliest of (i) the expiration date specified in such Option, (ii) one year after the date of death, or (iii) termination of such Option under Section 9.

                      (8) Non-Transferability. No Option granted under this
                  Section 8 shall be assignable or transferable by the Grantee other than by will or by the laws of descent and distribution. During the lifetime of the Grantee, all Options granted under this Section 8 shall be exercisable only by the Grantee, or, in the event of the Grantee's legal disability, by the Grantee's guardian or legal representative. If the Grantee is married at the time of exercise and if the Grantee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Grantee and the Grantee's spouse, jointly, with right of survivorship.

                      (9) Withholding and Use of Shares to Satisfy Tax
                  Obligations. The obligation of PCC to deliver shares of Common Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements. If the exercise of any Option granted under this
                  Section 8 is subject to the withholding requirements of applicable federal tax law, the Grantee may satisfy the federal, state and local withholding tax, in whole or in part, by electing to have PCC withhold shares of Common Stock subject to the exercise (or by returning previously acquired shares of Common Stock to PCC). PCC may not withhold shares in excess of the number necessary to satisfy the minimum federal, state and local tax withholding requirements. Shares of Common Stock shall be valued, for purposes of this paragraph, at their fair market value determined under Section 2(m), with reference to the date the amount attributable to the exercise of the Option is includable in income by the Grantee under the Code (the "Determination Date"), rather than the date of grant.

                      If shares of Common Stock acquired by the exercise of an
                  ISO are used to satisfy the withholding requirement described above, such shares of Common Stock must have been held by the Grantee for a period of not less than the holding period described in Section 422(a)(1) of the Internal Revenue Code of 1986, as amended, as of the Determination Date.

                      The Plan Administrator shall adopt such withholding rules
                  as it deems necessary to carry out the provisions of this paragraph.

                      (10) Ten Percent Stockholder. If an employee owns more
                  than ten percent of the total combined voting power of all classes of stock of PCC or of its parent or subsidiary corporation at the time an ISO is granted to him (taking into account the attribution rules of Section 424(d) of the Internal Revenue Code of 1986, as amended), the Option price for the ISO shall be 110 percent of the Fair Market Value of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this paragraph shall not apply to NQSOs.

                  (f) Application of Funds. The proceeds received from the sale of Common Stock pursuant to Options granted under the Plan shall be used for general corporate purposes. Any cash received in payment for shares upon exercise of an Option shall be added to the general funds of PCC and shall be used for its corporate purposes. Any Common Stock received in payment for shares upon exercise of an Option shall become treasury stock.

                                    SECTION 9
                               Capital Adjustments

                  The number of shares which may be issued under the Plan and the number of shares of Common Stock issuable upon the vesting of outstanding Awards shall be adjusted to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of PCC. The maximum number of shares with respect to which Options may be granted to any employee in any calendar year (as stated in Section 8(a)) and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option Price per share under such outstanding Options) shall be adjusted, as may be deemed appropriate by the Plan Administrator, to reflect any stock dividend, stock split, spin-off, share combination, or similar change in the capitalization of PCC; provided, however, that no such adjustment shall be made to an outstanding ISO if such adjustment would constitute a modification under Section 424(h) of the Internal Revenue Code of 1986, as amended, unless the Grantee consents to such adjustment. In the event any such change in capitalization cannot be reflected in a straight mathematical adjustment of the number of shares issuable upon the vesting of outstanding Awards or the exercise of outstanding Options (as well as the Option price), the Plan Administrator shall make such adjustments as are appropriate to reflect most nearly such straight mathematical adjustment. Such adjustments shall be made only as necessary to maintain the proportionate interests of Grantees and preserve, without exceeding, the value of Awards.

                  In the event of a corporate transaction (as that term is described in Section 424(a) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed corporate transaction, the Plan Administrator may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of PCC. If the Plan Administrator desires to terminate outstanding Options, the Plan Administrator shall give each Optionee holding an Option to be terminated not less than seven days' notice prior to any such termination, and any Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further as provided in Section 8(e), the Plan Administrator, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

                  The Plan Administrator also may, in its discretion change the terms of any outstanding Option to reflect any such corporate transaction, provided that, in the case of ISOs, such change does not constitute a "modification" under Section 424(h) of the Internal Revenue Code of 1986, as amended, unless the Option holder consents to the change.

                                   SECTION 10
                     Amendment or Discontinuance of the Plan

                  At any time and from time to time, the Board may suspend or terminate the Plan or amend it, and the Plan Administrator may amend any outstanding Awards in any respect whatsoever, except that the following amendments shall require the approval of stockholders:

                  (a) Any amendment which would increase the number of shares of Common Stock authorized under the Plan;

                  (b) Any amendment for which stockholder approval is required under the rules of an exchange or market on which Common Stock is listed;

                  (c) Any amendment which would change the class of employees eligible to receive ISOs; and

                  (d) Any amendment requiring stockholder approval pursuant to Treas. Reg. ss.1.162-27(e)(4)(iv) or any successor thereto (to the extent compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended, is desired).

                  Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Award without the consent of such holder.

                  The approval of stockholders must be (i) by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring stockholder approval (i.e., an action on which stockholders would be entitled to vote if the action were taken at a duly held stockholders' meeting), or (ii) by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

                                   SECTION 11
                               Termination of Plan

                  Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on September 29, 2006, and no Awards hereunder shall be granted thereafter. Nothing contained in this Section 11, however, shall terminate or affect the continued existence of rights created under Awards issued hereunder and outstanding on September 29, 2006 which by their terms extend beyond such date.

                                   SECTION 12
                                 Effective Date

                  This Plan became effective on September 30, 1996 (the date the Plan was adopted by the Board). As amended and restated, this Plan shall become effective as of December 18, 1998.

                                   SECTION 13
                                  Miscellaneous

                  (a) Issuance and Delivery of Certificates. This Section 13(a) shall not apply to the portion of any Award with respect to which the Grantee has made an election to receive an Option pursuant to Section 8(a). Upon the granting of an Award, (i) PCC shall issue certificates in the name of the Grantee (or the Grantee and the Grantee's spouse - see subsection (f)) representing the Common Stock subject to the Award. Any shares of Common Stock in which the Grantee is not vested on the date the Award is granted shall bear a legend indicating that they are subject to the terms of the Plan and the Award Agreement and that they may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Plan and the Award Agreement. Upon issuance of such certificates, the Grantee shall immediately execute a stock power or other instrument of transfer, appropriately endorsed in blank, to be held with the certificates by PCC pursuant to the terms of the Plan and the Award Agreement with respect to shares of Common Stock in which the Grantee is not vested on the date the Award is granted. Only full shares shall be issued, and any fractional shares which might otherwise be issuable pursuant to an Award shall be forfeited.

                  (b) Rights as a Stockholder. With respect to any shares of Common Stock in which the Grantee is not vested on the date an Award is granted (other than shares for which the Grantee has made an election pursuant to Section 8(a) to receive an Option), the Grantee shall be entitled to receive dividends paid on such shares, shall have the right to vote such shares, and shall have all other stockholder's rights with respect to such shares, except that (i) the Grantee will not be entitled to delivery of the stock certificate,
(ii) PCC will retain custody of the Common Stock, and (iii) the shares subject to Awards will revert to PCC in accordance with Section 7(c) to the extent not vested on the Grantee's voluntary or involuntary termination of employment by Pegasus.

                  With respect to the portion of any Award for which the Grantee has made an election under Section 8(a), the Option issued pursuant thereto shall not entitle the holder thereof to any rights as a stockholder of PCC prior to the exercise of such Option and the issuance of the shares pursuant thereto.

                  (c) Award Agreement. Awards under the Plan shall be evidenced by written documents in such form as the Plan Administrator shall, from time to time, approve, which Award Agreements shall contain such provisions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall deem advisable. Each Grantee shall enter into, and be bound by the terms of, the Award Agreement.

                  (d) Governing Law. The Plan, and the Award Agreements entered into and Awards granted thereunder, shall be governed by the Code provisions to the extent applicable. Otherwise, the operation of, and the rights of eligible individuals under, the Plan, the Award Agreements, and the Awards shall be governed by applicable federal law and otherwise by the laws of the State of Delaware.

                  (e) Rights. Neither the adoption of the Plan nor any action of the Board or the Plan Administrator shall be deemed to give any individual any right to be granted an Award, or any other right hereunder, unless and until the Plan Administrator shall have granted such individual an Award, and then his rights shall be only such as are provided by the Plan and the Award Agreement.

                  Further, notwithstanding any provisions of the Plan or any Award Agreement with a Grantee, but subject to any employment agreement, Pegasus shall have the right, in its discretion, to retire an employee at any time pursuant to its retirement rules or otherwise to terminate his employment at any time for any reason whatsoever.

                  (f) Non-Transferability. This Section 13(f) shall not apply to the portion of an Award with respect to which the Grantee has made an election to receive an Option pursuant to Section 8(a). Except as otherwise provided in any Award Agreement, Awards which have not vested shall not be assignable or transferable by the Grantee otherwise than by will or by the laws of descent and distribution. If a Grantee is married on the date an Award is granted, and if the Grantee so requests, the certificate or certificates issued shall be registered in the name of the Grantee and the Grantee's spouse, jointly, with right of survivorship.

                  (g) Listing and Registration of Shares. Each Award shall be subject to the requirement that, if at any time the Plan Administrator shall determine, in its discretion, that the listing, registration, or qualification of the Common Stock covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the vesting of Common Stock thereunder, or that action by PCC or by the Grantee should be taken in order to obtain an exemption from any such requirement, no shares of Common Stock shall be received pursuant to an Award, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Plan Administrator. Without limiting the generality of the foregoing, each Grantee or his legal representative or beneficiary may also be required to give satisfactory assurance that shares received pursuant to an Award will be held as an investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

                  (h) Withholding and Use of Shares to Satisfy Tax Obligations. This Section 13(h) shall not apply to the portion of an Award with respect to which the Grantee made an election to receive an Option pursuant to Section 8(a). The obligation of PCC to deliver Common Stock pursuant to any Award shall be subject to applicable federal, state and local tax withholding requirements. If the vesting of any Award is subject to the withholding requirements of applicable federal tax law, the Plan Administrator, in its discretion, may permit or require the Grantee to satisfy the federal, state and local withholding tax, in whole or in part, by electing to have PCC withhold shares of Common Stock subject to the Award (or by returning previously acquired shares of Common Stock to PCC). PCC may not withhold shares in excess of the number necessary to satisfy the minimum federal, state and local income tax withholding requirements. Shares of Common Stock shall be valued, for purposes of this paragraph, at their fair market value, determined under Section 2(m), with reference to the date the amount attributable to the vesting of the Award is includable in income by the Grantee under the Code (the "Vesting Date"). If shares of Common Stock acquired by the exercise of an ISO are used to satisfy the withholding requirement described above, such shares of Common Stock must have been held by the Grantee for a period of not less than the holding period described in Section 422(a)(1) of the Internal Revenue Code of 1986, as amended, as of the Vesting Date. The Plan Administrator shall adopt such withholding rules as it deems necessary to carry out the provisions of this paragraph.

                  (i) Indemnification of Board and Plan Administrator. Without limiting any other rights of indemnification which they may have from Pegasus, the members of the Board, the Committee and the Management Committee shall be indemnified by PCC against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by PCC) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board, Committee or Management Committee member shall notify PCC in writing, giving PCC an opportunity, at its own expense, to handle and defend the same before such Board, Committee or Management Committee member undertakes to handle it on his own behalf.

                                                                    APPENDIX C

    PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED
                              CLASS A COMMON STOCK


                  RESOLVED, that the amendment of the first paragraph of Part II of Article FOURTH of the Company's Certificate of Incorporation to read in its entirety as follows (the "Amendment") is hereby proposed and declared to be advisable and in the best interests of the Company:

                           FOURTH: The total number of shares of stock which the
                  Corporation shall have authority to issue is 70,000,000 shares, divided into 50,000,000 shares of Class A Common Stock, par value $0.01 per share, 15,000,000 shares of Class B Common Stock, par value $0.01 per share and 5,000,000 shares of Preferred Stock, par value $0.01 per share.

                  FURTHER RESOLVED, that the Amendment be submitted for action to the stockholders of the Company.

                  FURTHER RESOLVED, that upon stockholder approval of the Amendment and the amendment to clarify that future increases and decreases in the number of authorized shares of Class A Common Stock may be approved without a separate class vote of the Class A Common Stock, each of the President, any Vice President, the Chief Financial Officer, the Secretary and any Assistant Secretary or any of them (herein the "Designated Officers," which shall refer to any or all of them) is hereby severally authorized to execute and file on behalf of the Company such certificate or certificates as are required to effectuate the Amendment under Delaware law and to take such other actions as such Designated Officer deems necessary or appropriate to carry out the foregoing resolutions; and the execution by any Designated Officer of any such documents or the performance of any Designated Officer of any such act in connection with the foregoing resolutions shall conclusively establish the Designated Officer's authority therefor from the Company and approval and ratification by the Company of the documents so executed and the actions so taken.

                                                                   APPENDIX D

  PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION TO ELIMINATE CLASS VOTING
                      ON FUTURE INCREASES OR DECREASES IN
            THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK*


                  RESOLVED, that the amendment of Section 2(b) of Part II of Article FOURTH of the Company's Certificate of Incorporation to read in its entirety as follows (the "Amendment") is hereby proposed and declared to be advisable and in the best interests of the Company:

                                    (b) Except as may be otherwise required by
                  law or by Section 2(c) of this Part II, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class, and not separately by designated classes, on all matters with respect to which a vote of the stockholders of the Corporation is required or permitted under applicable law, including, without limitation, any amendment of this Certificate of Incorporation (whether any such amendment increases or decreases the number of authorized shares of Class A Common Stock, or otherwise), subject to any voting rights that may be granted to holders of Preferred Stock.

                  FURTHER RESOLVED, that the Amendment be submitted for action to the stockholders of the Company.

                  FURTHER RESOLVED, that upon stockholder approval of the Amendment, each of the President, any Vice President, the Chief Financial Officer, the Secretary and any Assistant Secretary or any of them (herein the "Designated Officers," which shall refer to any or all of them) is hereby severally authorized to execute and file on behalf of the Company such certificate or certificates as are required to effectuate the Amendment under Delaware law and to take such other actions as such Designated Officer deems necessary or appropriate to carry out the foregoing resolutions; and the execution by any Designated Officer of any such documents or the performance of any Designated Officer of any such act in connection with the foregoing resolutions shall conclusively establish the Designated Officer's authority therefor from the Company and approval and ratification by the Company of the documents so executed and the actions so taken.

------------
*We have higlighted in bold the language added to reflect changes from the existing Certificate of Incorporation.

                                                                    APPENDIX E

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF

                      PEGASUS COMMUNICATIONS CORPORATION*

         Ted S. Lodge, being a duly elected Senior Vice President of Pegasus Communications Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         1. The Corporation filed its original Certificate of Incorporation with the Delaware Secretary of State on May 30, 1996 (the "Certificate").

         2. The original name of the Corporation was Pegasus Communications and Media Corporation.

         3. The Board of Directors and the Stockholders of the Corporation, pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, adopted resolutions authorizing the Corporation to amend, integrate and restate the Corporation's Certificate in its entirety to read as follows.

                  FIRST: The name of the Corporation is PEGASUS COMMUNICATIONS CORPORATION (the "Corporation").

                  SECOND: The address of the Corporation's registered office in the State of Delaware is 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware, 19810. The name of the Corporation's registered agent at such address is Organization Services, Inc., in the County of New Castle.

                  THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                  FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is [50,000,000] 90,000,000 shares, divided into [30,000,000] 50,000,000 shares of Class A Common Stock, par value $0.01 per share, 15,000,000 shares of Class B Common Stock, par value $0.01 per share, 20,000,000 shares of Non-Voting Common Stock, par value $0.01 per share, and 5,000,000 shares of Preferred Stock, par value $0.01 per share.

------------
*The changes reflected herein assume approval of the increase in the number of authorized shares of Class A Common Stock from 30,000,000 to 50,000,000 shares (Proposal 4), the approval of the amendment to eliminate class voting on future increases in the number of authorized shares of Class A Common Stock (Proposal
5) and the approval of a new class of Non-Voting Common Stock (Proposal 6). If Proposals 4 and 5 are not approved, a total of 70,000,000 million shares of stock will be authorized of which 30,000,000 shares will be Class A Common Stock, 15,000,000 shares will be Class B Common Stock 20,000,000 shares will be Non-Voting Common Stock and 5,000,000 shares will be Preferred Stock.

                  No stockholder shall have any preemptive right to subscribe to or purchase any issue of stock or other securities of the Corporation, or any treasury stock or other treasury securities.

                  The powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights are as follows:

                               I. PREFERRED STOCK

                  1. General. The Board of Directors shall have authority, by resolution, to divide any or all of the shares of Preferred Stock into, and to authorize the issue of, one or more series, and with respect to each such series to establish and, prior to the issue thereof, to fix and determine:

                           (a) a distinguishing designation for such series and
                  the number of shares comprised by such series, which number may (except as otherwise provided by the Board of Directors in creating such series) be increased or decreased from time to time (but not below the number of shares then outstanding) by action of the Board of Directors;

                           (b) the rate and times at which and the other
                  conditions on which dividends, if any, on the shares may be declared and paid or set aside for payment; whether the shares shall be entitled to any participating or other dividends in addition to dividends at the rate so determined and, if so, on what terms; and whether dividends shall be cumulative and, if so, from what date or dates and on what terms;

                           (c) whether or not the shares shall have voting
                  rights, in addition to the voting rights provided by law and, if so, the terms and conditions thereof;

                           (d) whether the shares shall be convertible or
                  exchangeable, at the option of either the holder or the Corporation or upon the happening of a specified event, and, if so, the terms and conditions of such conversion or exchange, including provisions for any adjustment of the conversion or exchange rate;

                           (e) whether or not the shares shall be redeemable
                  and, if so, the terms and conditions, if any, upon which they may be redeemed, including the date or dates or event or events upon or after which they shall be redeemable, the cash, property or rights (including securities of the Corporation and of a corporation or corporations other than the Corporation) for which they may be redeemed, whether they shall be redeemable at the option of the holder or the Corporation, or both, or upon the happening of a specified event or events and the amount or rate of cash, property or rights (including securities of the Corporation and of a corporation or corporations other than the Corporation) per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, including provisions for any adjustment of the redemption prices or rates;

                           (f) whether any shares shall be redeemed through
                  sinking fund payments and, if so, on what terms;

                           (g) the amounts payable upon shares in the event of
                  voluntary or involuntary liquidation, dissolution, winding up or distribution of the assets of the Corporation; and

                           (h) the subject to the provisions of the next
                  succeeding paragraph of this Section 1 of Part I, any other relative powers, preferences and rights and qualifications, limitations and restrictions of such series.

                  In the resolution establishing a new series of Preferred Stock, the Board of Directors may provide for such additional rights, and with respect to rights as to dividends, redemption and liquidation, such relative preferences between shares of different series, as are not inconsistent with the rights of any outstanding shares of previously established series, and not inconsistent with any other provision of this Article FOURTH, but in the resolution creating a new series of Preferred Stock the Board of Directors may provide that such series shall have a preference over outstanding shares of any previously created series of Preferred Stock with respect to rights as to dividends, redemption and liquidation only to the extent that the resolutions of the Board of Directors authorizing such previously created series expressly so permit.

                  All shares of Preferred Stock of all series shall be identical except as to the above mentioned rights and preferences which the Board of Directors is authorized as aforesaid to fix and determine. Except to the extent that the resolution of the Board of Directors establishing a particular series shall otherwise provide: (i) in case the stated dividends are not paid in full, all shares of Preferred Stock of all series shall participate ratably in the payment of dividends, including accumulated but unpaid dividends, in accordance with the sums which would be payable thereon if all dividends thereon were declared and paid in full, and (ii) in case amounts payable upon liquidation of all series are not paid in full, all shares of Preferred Stock of all series having a liquidation preference on a parity with one another shall participate ratably in any distribution of assets other than by way of dividends, in accordance with the sums which would be payable on such distribution if all sums payable thereon to holders of all shares of Preferred Stock were discharged in full.

                  2. Dividends. When and as declared by the Board of Directors, in its discretion or upon the occurrence of conditions specified in the resolution of the Board of Directors authorizing a particular series of Preferred Stock (including, without limitation, the sole specified condition that funds for the payment of any dividend be legally available for the payment of dividends under the laws of the State of Delaware as in effect at the time any periodic dividend is declared or payable, in which event the Board of Directors, in considering the payment of a dividend on such a series of Preferred Stock, shall not exercise any element of discretion which it might otherwise exercise in determining whether a dividend should be declared and paid), the holders of the shares of Preferred Stock shall be entitled to receive out of any funds of the Corporation lawfully available for dividends under the laws of the State of Delaware, dividends at such fixed rate, if any (or, if participating, such participating rate and such fixed rate, if any), per share for each particular series, and no more, payable with such frequency and on such dates, and payable in cash, in property or in rights (including securities of the Corporation or of one or more corporations or other legal entities other than the Corporation), or a combination thereof, in each case as the Board of Directors may determine in fixing and determining the rights and preferences of such series as above provided. Except to the extent that the resolution of the Board of Directors establishing a particular series shall provide that dividends on shares of such series shall not be cumulative or shall otherwise provide, such dividends on the Preferred Stock shall be cumulative from the dates as follows:

                           (a) in the case of shares issued prior to the record
                  date for the initial dividend on shares of the series of which such shares shall constitute a part, then from the date of issuance of such shares;

                           (b) in the case of shares issued during the period
                  commencing immediately after the record date for a dividend on shares of such series and terminating at the close of the payment date for such dividend, then from such dividend payment date; and

                           (c) otherwise, from the dividend payment date next
                  preceding the date of issuance of such shares.

                  Accrued but undeclared or unpaid dividends on any shares of Preferred Stock shall not bear interest.

                  Further restrictions with respect to dividends and distributions on, and acquisitions for value of, shares of Preferred Stock and shares of Class A Common Stock [and], Class B Common Stock and Non-Voting Common Stock are set forth in Section 6 of this Part I.

                  3. Redemption of Preferred Stock. Except as otherwise provided in Section 6 of this Part I, and except to the extent that the resolution of the Board of Directors establishing a particular series shall provide that shares of such series (a) shall not be redeemable by the Corporation or (b) shall be redeemable by the Corporation only after a specified date or period or subject to any other condition or conditions or (c) shall be redeemable in another manner, the Corporation may redeem all or any of the outstanding shares of Preferred Stock, or all or any shares of any series thereof, at any time or from time to time, upon payment in respect of the shares so redeemed of the amount payable upon redemption thereof fixed as aforesaid by the Board of Directors in respect of the series of which such shares shall constitute a part, together in each case, to the extent that such shares have cumulative dividend rights, with an amount equal to all accumulated and unpaid dividends accrued thereon to the date of redemption, whether or not such dividends shall have been earned or declared (such price, including such amount equal to such accumulated and unpaid dividends, and whether payable in cash, property or rights or a combination thereof, as hereinafter provided, being hereinafter called the "redemption price"). In fixing the redemption price for shares of Preferred Stock of a particular series as aforesaid, the Board of Directors shall specify whether such redemption price shall be paid in cash, in property or in rights (including securities of the Corporation or of one or more legal entities other than the Corporation), or a combination thereof. If the redemption price of shares of a particular series may be paid in whole or in part in property or rights, the resolution fixing the redemption price shall specify the method to be followed in valuing the property or rights which may be used to make such payment.

                  Any redemption by the Corporation shall be in such amount, at such place and in such manner as the Board of Directors shall determine. Except to the extent that the resolution of the Board of Directors authorizing a particular series of Preferred Stock shall otherwise provide, in the case of a redemption by the Corporation of less than all the outstanding shares of Preferred Stock of any series, the particular shares to be redeemed shall be selected by lot in such manner as the Board of Directors shall determine. Unless otherwise waived in writing by the holder thereof, notice of every redemption shall be mailed at least 30 days (or such shorter period as shall be specified in the resolutions of the Board of Directors establishing the particular series) prior to the date fixed for such redemption to the holders of record of the shares so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation.

                  From and after the date fixed in any such notice as the date of redemption by the Corporation, unless default shall be made by the Corporation in providing the redemption price at the time and place specified for the payment thereof pursuant to said notice, all dividends on the shares of Preferred Stock thereby called for redemption shall cease to accrue and all rights of the holders thereof as stockholders in the Corporation, except the right to receive the redemption price upon surrender of their share certificates, shall cease and terminate, and such shares shall not be deemed outstanding for any purpose.

                  The Corporation may, however, give or irrevocably authorize the Depositary hereinafter mentioned forthwith to give written notice (in the manner as the notice of redemption is required to be given as aforesaid) to the holders of all the shares of Preferred Stock selected for redemption by the Corporation that the redemption price has been or will on a date specified be deposited with a designated bank, bank and trust company, or private bank, which shall have an office in Wilmington, Delaware, Philadelphia, Pennsylvania, or New York, New York, and shall have a capital and surplus of not less than $25,000,000 (hereinafter called the "Depositary"), in trust for the account of the holders of such shares of Preferred Stock, and that such holders may receive the redemption price of such shares of Preferred Stock from such Depositary on or after the date of such deposit upon the surrender of their share certificates without awaiting the date fixed for redemption. In such event, if the redemption price shall have been so deposited by the Corporation with such Depositary, all rights as stockholders in the Corporation of the holders of the shares so called, except the right to receive the redemption price from such Depositary upon such surrender, shall cease and terminate upon the date of such deposit or the date of the giving of such notice or authority, whichever be later, and such shares of Preferred Stock shall thereafter not be deemed to be outstanding for any purpose; but if any shares so called for redemption shall at that time be convertible, the conversion privilege may be exercised in accordance with its terms, but not later than the close of business on the day prior to the date fixed for redemption. Any portion of the redemption price so deposited which represents the redemption price of convertible shares which are actually converted shall promptly be repaid by the Depository to the Corporation. Any remaining portion of the redemption price so deposited which shall remain unclaimed by the holders of such shares of Preferred Stock at the end of two years after the date so fixed for redemption shall be paid by such Depositary to the Corporation, after which the holders of such shares of Preferred Stock shall look only to the Corporation for payment of the redemption price thereof.

                  Shares of Preferred Stock of any series redeemed, purchased or otherwise acquired may be cancelled by the Board of Directors and thereupon restored to the status of authorized but unissued shares of Preferred Stock undesignated as to series.

                  4. Liquidation or Dissolution. Except to the extent that the resolution of the Board of Directors establishing a particular series, shall otherwise provide with respect to shares of such series, on any voluntary or involuntary liquidation or dissolution of the Corporation, before any payment or distribution shall be made to the holders of any Common Stock, the holders of the shares of Preferred Stock shall be entitled to be paid the amounts, if any, respectively fixed therefor as aforesaid by the Board of Directors in respect of each outstanding series of Preferred Stock, together in each case, to the extent such shares have cumulative dividend rights, with an amount equal to all accumulated and unpaid dividends thereon to the date of such payment, whether or not such dividends shall have been earned or declared.

                  After such payment shall have been made in full to the holders of shares of Preferred Stock, they shall be entitled to no further payment or distribution, and the holders of Class A Common Stock, Class B Common Stock and [Class A] Non-Voting Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.

                  A consolidation with or merger with or into any other corporation or corporations shall not be deemed a liquidation or dissolution of the Corporation within the meaning of this Section 4 of
         Part I.

                  5. Voting Rights. Except to the extent that the resolution of the Board of Directors establishing a particular series shall otherwise provide, and except as otherwise provided herein or by law, at each meeting of stockholders of the Corporation, each holder of shares of Preferred Stock shall be entitled to one vote for each such share standing in his or her name on the books of the Corporation on each matter to come before the meeting.

                  The resolution of the Board of Directors establishing a particular series may confer on holders of the shares of such series, voting separately or with holders of shares of Preferred Stock of other series, the right to elect a member or members of the Board of Directors at any time or from time to time.

                  6. Restrictions on Dividends and Purchase of Shares of Preferred [and] , [and] Class A Common Stock, Class B Common Stock and Non-Voting Common Stock.

                  (a) So long as any shares of Preferred Stock shall be outstanding, no dividend (other than dividends payable in shares of Class A Common Stock [or], Class B Common Stock or Non-Voting Common Stock) shall be paid or distribution shall be made on the shares of Class A Common Stock, Class [A] B Common Stock or [Class B] Non-Voting Common Stock, nor shall any shares of Class A Common Stock [or], Class B Common Stock or Non-Voting Common Stock be purchased, retired or otherwise acquired by the Corporation, unless in each such case:

                           (1) all accumulated and unpaid dividends, if any, on
                  all outstanding shares of Preferred Stock for all past dividend periods shall have been paid and full dividends, if any, on all shares of Preferred Stock for the then current dividend period declared and a sum sufficient for the payment thereof set apart; and

                           (2) the Corporation shall not be in arrears in
                  respect of any sinking fund obligation or obligations of a similar nature in respect of any series of Preferred Stock.

                  (b) The resolutions of the Board of Directors establishing a particular series of Preferred Stock may provide that the payment of any dividend or the making of any distribution on, or the redemption, purchase or other acquisition (for sinking fund purposes or otherwise) by the Corporation of, shares of that series or any other series of Preferred Stock (but, in the case of any other series established before the series in question, only if the resolution of the Board of Directors establishing such other series so permits) shall be conditioned on:

                           (1) the payment of all accumulated and unpaid
                  dividends, if any, on all outstanding shares of Preferred Stock of one or more specified series and the declaration of full dividends, if any, on all shares of Preferred Stock of one or more specified series for the then current dividend period and the setting apart of a sum sufficient for the payments thereof;

                           (2) the absence of any arrearage in respect of any
                  sinking fund obligation or obligations of a similar mature in respect of one or more specified series of Preferred Stock; or

                           (3) any other condition specified in such resolution.

                  7. Certain Matters Requiring Consent of Holders of Two-Thirds of Preferred Stock. So long as any shares of Preferred Stock shall be outstanding, and subject to the provisions of the last sentence of this
         Section 7 of Part I, the Corporation shall not, without the consent of the holders of at least two-thirds of the shares of Preferred Stock at the time outstanding, voting as a single class and not separately by series, given in person or by proxy, either in writing or at a meeting called for the purpose:

                           (a) adopt or effect any amendment to the
                  Corporation's Certificate of Incorporation, including any amendment to the terms of any previously created series of Preferred Stock, other than an amendment of the nature described under Section 8 of this Part I, which would adversely affect the powers, preferences or special rights of the Preferred Stock; but if any such amendment shall adversely affect the powers, preferences or special rights of one or more, but not all, of the several series of Preferred Stock at the time outstanding, the consent of the holders of at least two-thirds of the shares then outstanding of those series adversely affected, voting together and not by series, shall be required in lieu of the consent of the holders of two-thirds of the Preferred Stock; or

                           (b) authorize any new class of stock which is senior
                  to the Preferred Stock with respect to the payment of dividends or distributions on liquidation or dissolution.

         Notwithstanding the foregoing provisions, the resolution of the Board of Directors creating a particular series may provide that the consent of the holders of the outstanding shares of such series shall not be required with respect to some or all of the foregoing matters and, to the extent so provided, such shares shall not be deemed outstanding for the purpose of applying the provisions of this Section 7 of Part I.

                  8. Certain Matters Requiring Consent of Holders of Majority of All Outstanding Shares. The Corporation may increase the authorized number of shares of Preferred Stock, or authorize any new class of stock which is on a parity with the Preferred Stock with respect to the payment of dividends or distributions on liquidation or dissolution, by obtaining the affirmative vote, given in person or by proxy, of the holders of at least a majority of the then outstanding Class A Common Stock, Class B Common Stock and Preferred Stock, voting together and not by class.


               II. CLASS A COMMON STOCK [AND], CLASS B COMMON STOCK
                           AND NON-VOTING COMMON STOCK

                  1.       Dividends.

                  (a) Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as amended from time to time, the holders of

         Class A Common Stock [and], the holders of Class B Common Stock and the holders of Non-Voting Common Stock shall be entitled to receive such dividends and other distributions in cash or property of the Corporation, or, subject to subsection (b), securities or obligations of the Corporation, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; but except as provided in subsection (b), a dividend may be declared and paid on shares of either the Class A Common Stock [or], the Class B Common Stock or the Non-Voting Common Stock only if an identical dividend shall be simultaneously declared and paid on each share of [the] each other class.

                  (b) In the case of dividends or other distributions payable on the Class A Common Stock [or], the Class B Common Stock or the Non-Voting Common Stock, including distributions pursuant to stock splits or divisions of the Class A Common Stock [or], the Class B Common
         Stock or the Non-Voting Common Stock, (1) only Class A Common Stock shall be paid or distributed on the Class A Common Stock, [and] only Class B Common Stock shall be paid or distributed on the Class B
         Common Stock, and only Non-Voting Common Stock shall be paid or distributed on the Non-Voting Common Stock, and (2) any such payment or distribution on [either] any class may be made only if parallel action is simultaneously taken in respect of [the] each other class, so that the number of shares of each class outstanding immediately following such stock dividend, stock split or stock division shall bear the same relationship to each other as the number of shares of each class outstanding immediately before such stock dividend, stock split or stock division.

                  (c) In the case of any decrease in the number of outstanding shares of the Class A Common Stock [or], the Class B Common Stock or the Non-Voting Common Stock resulting from a combination or consolidation of shares or other capital reclassification, parallel action shall be simultaneously taken in respect of [the] each other class so that the number of shares of each class outstanding immediately following such combination, consolidation or capital reclassification shall bear the same relationship to each other as the number of shares of each class outstanding immediately before such combination, consolidation or capital reclassification.

                  2.       Voting.

                  (a) At every meeting of stockholders and in respect of each action by consent in writing of the holders, every holder of Class A Common Stock shall be entitled to one (1) vote in person or by proxy for each share of Class A Common Stock standing in his or her name on the transfer books of the Corporation, and every holder of Class B Common Stock shall be entitled to ten (10) votes in person or by proxy for each share of Class B Common Stock standing in his or her name on the transfer books of the Corporation.

                  (b) Except as may be otherwise required by law or by Section 2(c) of this Part II, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class, and not separately by designated classes, on all matters with respect to which a vote of the stockholders of the Corporation is required or permitted under applicable law, including, without limitation, any amendment of this Certificate of Incorporation (whether any such amendment increases or decreases the number of authorized shares of Class A Common Stock, or otherwise), subject to any voting rights that may be granted to holders of Preferred Stock.

                  (c) Notwithstanding Section 2(b) of this Part II, but subject to any voting rights that may be granted to holders of Preferred Stock, the following matters may be authorized only by the vote of the holders of a majority of the outstanding shares of the Class A Common Stock and a majority of the outstanding shares of the Class B Common Stock, voting as separate classes:

                           (i) the authorization or issuance (other than
                  issuances that comply with Section 1(b)(2) of this Part II) of additional shares of Class B Common Stock after the closing date of the Corporation's initial public offering of shares of Class A Common Stock registered under the Securities Act of 1933; and

                           (ii) any amendment to this certificate of
                  incorporation that has any of the following effects:

                                    (1) any decrease in the voting rights per
                           share of the Class A Common Stock or any increase in the voting rights per share of the Class B Common Stock;

                                    (2) any increase in the number of shares of
                           Class A Common Stock into which shares of Class B Common Stock are convertible, as provided herein;

                                    (3) any relaxation on the restrictions on
                           transfer of the Class B Common Stock, as provided herein; or

                                    (4) any change in the powers, preferences or
                           special rights of the Class A Common Stock or the Class B Common Stock adversely affecting the holders of the Class A Common Stock.

                  (d) Except as may otherwise be required by law, the holders of the Non-Voting Common Stock shall have no voting rights, including, without limitation, on any amendment to this Certificate of Incorporation (whether any such amendment increases or decreases the number of authorized shares of Non-Voting Common Stock, or otherwise). In any case in which the holders of the Non-Voting Common Stock have voting rights required by law, including, without limitation, on any amendment of this Certificate of Incorporation, (1) every holder of Non-Voting Common Stock shall be entitled to one (1) vote in person or by proxy for each share of Non-Voting Common Stock standing in his or her name on the transfer books of the Corporation, and (2) the holders of the Non-Voting Common Stock shall vote together with the holders of the Class A Common Stock and the Class B Common Stock and not as a separate class unless otherwise required by law.

                  3.       Transfer.

                  (a) No person holding shares of Class B Common Stock of record (hereinafter called "Class B Holder") may transfer, and the Corporation shall not register the transfer of, such shares of Class B Common Stock, whether by sale, assignment, gift, bequest, appointment, operation of law or otherwise, except to a Permitted Transferee. "Permitted Transferee" means:

                           (1) Marshall W. Pagon or any immediate family member of his; or

                           (2) any trust (including a voting trust), corporation, partnership or other entity, more than 50% of the voting equity interests of which are owned directly or indirectly by (or, in the case of a trust not having voting equity interests, which is more than 50% for the benefit of) and which is controlled by, one or more persons referred to in Section 3(a)(1) of this Part II; or

                           (3) the estate of any person referred to in Section
                  3(a)(1) of this Part II until such time as the property of such estate is distributed in accordance with his will or applicable law.

         For purposes of the definition of "Permitted Transferee": (A) "immediate family member" means (i) the spouse or any parent of Marshall W. Pagon, (ii) any lineal descendant of a parent of Marshall
         W. Pagon, and (iii) the spouse of any such lineal descendant (parentage and descent in each case to include adoptive and step relationships); and (B) "control" of a trust, corporation or other entity means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the trust, corporation or other entity, whether through the ownership of voting securities, by agreement or otherwise.

                  (b) Notwithstanding anything to the contrary set forth herein, any Class B Holder may pledge such Holder's shares of Class B Common Stock to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee, provided that such shares shall not be transferred to or registered in the name of the pledgee and shall remain subject to the provisions of this Section
         3. In the event of foreclosure or other similar action by the pledgee, such pledged shares of Class B Common Stock may be transferred only to a Permitted Transferee or may be converted into shares of Class A Common Stock, as the pledgee may elect.

                  (c) The following events shall result in the conversion of the applicable shares of Class B Common Stock into shares of Class A Common
         Stock:

                           (1) a Class B Holder shall transfer Class B Common
                  Stock to a person or entity not a Permitted Transferee;

                           (2) a Class B Holder shall transfer to any person or
                  entity not a Permitted Transferee, including, without limitation, a pledgee, the right to vote any Class B Common Stock, whether by agreement, voting trust or otherwise; or

                           (3) a trust, corporation, partnership or other entity
                  holding Class B Common Stock ceases to meet the description contained in Section 3(a)(2) of this Part II.

         If any of the foregoing events shall occur, all shares of Class B Common Stock subject to such transfer or then held by such trust, corporation, partnership or other entity, whichever is applicable, shall, without further act on anyone's part, be converted into shares of Class A Common Stock effective upon the date such event occurs, and stock certificates formerly representing such shares of Class B Common Stock shall thereupon and thereafter be deemed to represent the like number of shares of Class A Common Stock. The Corporation may, in connection with preparing a list of stockholders entitled to vote at any meeting of stockholders, or as a condition to the transfer or the registration of shares of Class B Common Stock on the Corporation's books, require the furnishing of such affidavits, documents or other proof as it deems necessary to establish that any person is a Permitted Transferee or to ascertain that none of the events described in this subsection (c) has occurred.

                  (d) Shares of Class B Common Stock shall be registered in the names of a beneficial owner thereof and not in "street" or "nominee" name. For this purpose, a "beneficial owner" of any shares of Class B Common Stock means a person or entity that possesses the power, either singly or jointly, to direct the voting or disposition of such shares. The Corporation shall note on the certificates for shares of Class B Common Stock the existence of the restrictions on transfer imposed by this Section 3.

                  4.       Conversion Rights.

                  (a) Subject to the terms and conditions of this Section 4, each share of Class B Common Stock shall be convertible at any time or from time to time, at the option of the respective holder thereof, at the office of any transfer agent for Class B Common Stock, and at such other place or places, if any, as the Board of Directors may designate, or, if the Board of Directors shall fail so to designate, at the principal office of the Corporation, into one (1) fully paid and nonassessable share of Class A Common Stock. Upon conversion, the Corporation shall make no payment or adjustment on account of dividends accrued or in arrears on Class B Common Stock surrendered for conversion or on account of any dividends on the Class A Common Stock issuable on such conversion. Before any holder of Class B Common Stock shall be entitled to convert the same into Class A Common Stock, he shall surrender the certificate or certificates for such Class B Common Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the Corporation shall so request, shall be duly endorsed to the Corporation in blank or be accompanied by proper instruments of transfer to the Corporation in blank (such endorsements or instruments of transfer to be in form satisfactory to the Corporation), and shall give written notice to the Corporation at said office that he elects so to convert said Class B Common Stock in accordance with the terms of this Section 4 and shall state in writing therein the name or names in which he wishes the certificate or certificates for Class A Common Stock to be issued. The Corporation will as soon as practicable after such deposit of a certificate or certificates for Class B Common Stock, accompanied by the written notice and the statement above prescribed, issue and deliver at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Common Stock was so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Class A Common Stock to which he or she shall be entitled as aforesaid. Subject to the provisions of subsection (c) of this Section 4, such conversion shall be deemed to have been made as of the date of such surrender of the Class B Common Stock to be converted; and the person or persons entitled to receive the Class A Common Stock issuable upon conversion of such Class B Common Stock shall be treated for all purposes as the record holder of holder of such Class A Common Stock on such date.

                  (b) The issuance of certificates for shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

                  (c) The Corporation shall not be required to convert Class B Common Stock, and no surrender of Class B Common Stock shall be effective for that purpose, while the stock transfer books of Class A Common Stock or Class B Common Stock are closed for any purpose; but the surrender of Class B Common Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class B Common Stock was surrendered.

                  (d) The Corporation covenants that it will at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all such outstanding shares, but nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock held in the treasury of the Corporation. The Corporation covenants that if any shares of Class A Common Stock, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion, the Corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list the shares of Class A Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Class A Common Stock is listed at the time of such delivery. The Corporation covenants that all shares of Class A Common Stock which shall be issued upon conversion of the shares of Class B Common Stock, will, upon issuance, be fully paid and nonassessable and not entitled to an preemptive rights.

                  (e) Shares of Class A Common Stock, including shares originally issued upon conversion of Class B Common Stock, shall not be convertible into Class B Common Stock or any other class of stock.

                  5. Subscription and Related Rights; Mergers and Other Transactions. In the event that rights to subscribe to Class A Common Stock, options or warrants to purchase Class A Common Stock, or any securities convertible into Class A Common Stock are offered or granted to all holders of Class A Common Stock [or], Class B Common Stock or Non-Voting Common Stock, parallel action shall be simultaneously taken in respect of [the] each other class, so that the number of shares of each class that would be outstanding immediately after the exercise in full of such rights, options or warrants or the conversion of such convertible securities shall bear the same relationship to each other as the number of shares of each class outstanding immediately before the offer or grant of such rights, options, warrants or convertible securities. Except as provided in the following sentence, if there should be any merger, consolidation, purchase or acquisition of property or stock, separation, reorganization or liquidation of the Corporation, the holders of Class A Common Stock [and], the holders of Class B Common Stock and the holders of Non-Voting Common Stock shall receive the shares of stock, securities or other assets as would be issuable or payable upon such merger, consolidation, purchase or acquisition of such property or stock, separation, reorganization or liquidation as if the Class A Common Stock [and], the Class B Common Stock and the Non-Voting Common Stock were one and the same class of stock. Notwithstanding the foregoing, in the event of a merger or consolidation which, by its terms, contemplates that the holders of Class A Common Stock, Class B Common Stock and Non-Voting Common Stock will receive, in exchange for their Class A Common Stock, Class B Common Stock and Non-Voting Common Stock, capital stock of the surviving corporation, the holders of Class A Common Stock, Class B Common Stock and Non-Voting Common Stock shall be entitled (to the extent provided for in the terms of such merger or consolidation) to receive, in exchange for their Class [B] A Common Stock, Class B Common Stock and Non-Voting Common Stock, respectively, shares of stock of the surviving corporation having substantially similar relative designations, preferences, qualification, privileges, limitations, restrictions (including, without limitation, restrictions on transferability [)] in the case of Class B Common Stock) and rights as the relative designations, preferences, qualifications, privileges, limitations, restrictions and rights of the Class A Common Stock, Class B Common Stock and Non-Voting Common Stock.

                  6. Liquidation Rights. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, and after payment in full of amounts, if any, required to be paid to the holders of shares of stock having preferential liquidation rights, including without limitation the holders of Preferred Stock, the remaining assets of the Corporation shall be divided among and distributed ratably to the holders of Class A Common Stock [and], Class B Common Stock (including those persons who shall become holders of Class A Common Stock by reason of converting their shares of Class B Common Stock) and Non-Voting Common Stock, with no distinction between the Class A Common Stock [and], the Class B Common Stock and the Non-Voting Common Stock. A merger or consolidation of the Corporation with or into any corporation or other entity or a sale of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of its assets to stockholders) shall not be deemed to be a dissolution, liquidation or winding up of the affairs of the Corporation within the meaning of this Section 6.

                  7. Other Rights. Except as expressly set forth in this Article FOURTH, each share of Class A Common Stock and Non-Voting Common Stock shall entitle the holder thereof to rights that are in all respects identical to the rights of a holder of Class B Common Stock.

                  FIFTH[: The name and mailing address of the incorporator is as follows:

         Name Mailing Address

         Michael B. Jordan Drinker Biddle & Reath LLP
         Philadelphia National Bank Building
         1345 Chestnut Street
         Philadelphia, PA 19107-3496

         SIXTH]: In furtherance and not in limitation of the general powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter or repeal the bylaws of the Corporation, except as specifically otherwise provided therein.

                  [SEVENTH] SIXTH: A director of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that Section 102(b)(7) (or any successor provision) of the Delaware General Corporation Law, as amended from time to time, expressly provides that the liability of a director may not be eliminated or limited. No amendment or repeal of this Article [SEVENTH] SIXTH shall apply to or affect the liability or alleged liability of any director of the Corporation for or in respect of any act or omission of such director occurring before such amendment or repeal.

         IN WITNESS WHEREOF, the undersigned, for the purpose of amending and restating the Certificate, affirms that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has hereunto signed this Amended and Restated Certificate of Incorporation this ____ day of ____________, 1999.



                                  By: _____________________________________
                                      Ted S. Lodge,
                                      Senior Vice President

                       PEGASUS COMMUNICATIONS CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                    PROMPTLY USING THE ENCLOSED ENVELOPE TO:

                       PEGASUS COMMUNICATIONS CORPORATION
                         C/O FIRST UNION NATIONAL BANK
                                PROXY TABULATION
                                P.O. BOX 217950
                            CHARLOTTE, NC 28254-3555








                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

The undersigned, revoking all prior proxies, hereby appoints Marshall W. Pagon, Robert N. Verdecchio and Ted S. Lodge, or any of them, with full power of substitution, as the undersigned's proxies to vote all the shares of Class A Common Stock of Pegasus Communications Corporation ("Pegasus") held of record by the undersigned on April 20, 1999, at the Annual Meeting of Stockholders of Pegasus to be held on June 10, 1999 and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5, 6 AND 7.

1.  ELECTION OF DIRECTORS
Nominees:  Marshall W. Pagon, Michael C. Brooks, Harry F. Hopper, III, James J.
           McEntee, III, Mary C. Metzger, William P. Phoenix, Riordon B. Smith, Robert N. Verdecchio and Donald W. Weber.

           FOR                          WITHHOLD AUTHORITY            ABSTAIN
/ / All nominees listed     / /  To vote for all nominees listed        / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

--------------------------------------------------------------------------------

2.  To approve the amendment to Pegasus' Stock Option Plan.

        / / FOR               / / AGAINST                 / / ABSTAIN

3.  To approve the amendment to Pegasus' Restricted Stock Plan.

        / / FOR               / / AGAINST                 / / ABSTAIN

4. To increase the number of authorized shares of Pegasus' Class A Common Stock from 30,000,000 to 50,000,000. (The effectiveness of this Proposal is conditioned upon the adoption of Proposal 5.)

        / / FOR               / / AGAINST                 / / ABSTAIN

5. To clarify that future increases or decreases in the authorized number of shares of Class A Common Stock can be approved by a majority of the votes of the Class A Common Stock and Class B Common Stock, voting together as a single class. (The effectiveness of Proposal 4 above is conditioned upon the adoption of this Proposal.)

        / / FOR               / / AGAINST                 / / ABSTAIN

                          (Continued on reverse side)

                       PEGASUS COMMUNICATIONS CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                    PROMPTLY USING THE ENCLOSED ENVELOPE TO:

                       PEGASUS COMMUNICATIONS CORPORATION
                         C/O FIRST UNION NATIONAL BANK
                                PROXY TABULATION
                                P.O. BOX 217950
                            CHARLOTTE, NC 28254-3555






                              FOLD AND DETACH HERE
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6.  To authorize a new class of Non-Voting Common Stock, par value $0.01 per share, consisting of 20,000,000 shares.

        / / FOR               / / AGAINST                 / / ABSTAIN

7. Ratification of the appointment of PricewaterhouseCoopers LLP as independent public accountants for Pegasus for the year ending December 31, 1999.

        / / FOR               / / AGAINST                 / / ABSTAIN

8. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    You are urged to sign and return this proxy so that you may be sure that your shares will be voted.


                                             Dated:_____________________, 1999

                                             __________________________________
                                             Signature of Stockholder

                                             __________________________________
                                             Signature of Stockholder


                                             Please sign exactly as your name
                                             appears hereon, date and return
                                             promptly. When shares are held by
                                             joint tenants, both should sign.
                                             Executors, administrators, trustees
                                             and other fiduciaries should
                                             indicate their capacity when
                                             signing.